UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2018

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial advisor or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
 VALUE NO BANK GUARANTEE

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	10
Share Information	11
Risk Considerations	13
Performance Overview and Holding Summaries	14
Shareholder Meeting Report	22
Report of Independent Registered Public Accounting Firm	23
Portfolios of Investments	24
Statement of Assets and Liabilities	72
Statement of Operations	73
Statement of Changes in Net Assets	74
Statement of Cash Flows	76
Financial Highlights	78
Notes to Financial Statements	82
Additional Fund Information	94
Glossary of Terms Used in this Report	95
Reinvest Automatically, Easily and Conveniently	97
Annual Investment Management Agreement Approval Process	98
Board Members & Officers	105

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.
However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.
A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chairman of the Board
December 21, 2018

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2018?
The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed’s) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September 2018 meeting confirmed the market’s expectations of another increase in December 2018, followed by additional increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the Europe Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
The broad municipal bond market posted a modestly negative return for this reporting period. As the economy gained momentum and the Fed continued to nudge its policy rate higher, interest rates rose across the yield curve. However, short-term rates increased by a wider margin than longer-term rates, which were anchored by modest inflation expectations, resulting in a flattening yield curve.
Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December 2017 and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December 2017 reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20% to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.
Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $388.6 billion in this reporting period, a 0.3% increase from the issuance for the twelve-month reporting period ended October 31, 2018. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows have remained steady through the end of the reporting period.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2018?
Interest rates rose in this reporting period but not uniformly. The yield curve flattened as the rate increase on the short end outpaced that on the long end. The rise in yields weighed on bond prices, but the gradual pace of the increase kept municipal bond fund flows fairly stable. Supply and demand conditions remained favorable, and credit fundamentals were relatively robust. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. All four Funds engaged in elevated tax loss swap activity during this reporting period, as the rising interest rate environment provided attractive opportunities to do so. This strategy involves selling bonds that were bought when interest rates were lower and reinvesting the proceeds into bonds offering higher yield levels to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities. Additionally during this reporting period, all four Funds replaced some New Jersey Tobacco Settlement bonds that were refunded.
NUV and NUW bought intermediate to longer maturities with mid-investment grade credit ratings. NUV added bonds across a diverse range of sectors while NUW made purchases in the state and local general obligation (GO) and dedicated tax sectors. To fund our buying, NUV and NUW mainly used call and maturity proceeds.
In NMI, we maintained the overweight allocations to lower investment grade credits (and corresponding underweights to high grade bonds), modestly adding to the overweights in the single-A and BBB rated categories while trimming the Fund’s AAA and AA rated exposures. As a result of our preference for lower rated bonds, NMI continued to be overweighted in the health care (especially hospitals), transportation (airports and toll roads) and tobacco sectors, and underweighted in state and local GO bonds. NMI was also overweighted in the pre-refunded/escrowed sector, due to older existing holdings being advance refunded by new issues.
For NEV, we invested in tax loss swaps across a wide range of sectors including toll roads, airports, charter schools, higher education, health care and dedicated sales tax. In addition to the aforementioned tobacco bond calls, selected Chicago Board of Education and Marathon Oil bonds were called in this reporting period. Three of the Fund’s tender option bond (TOB) trusts matured and new TOB trusts were established to maintain consistent leverage levels.
As of October 31, 2018, NUV, NUW and NEV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Portfolio Managers’ Comments (continued)
How did the Funds perform during the twelve-month reporting period ended October 31, 2018?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended October 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2018, the total returns at NAV for NUV and NUW underperformed the return for the national S&P Municipal Bond Index and NMI’s and NEV’s returns outperformed the return for the national index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation and sector allocation. Given differences in the maturity structures of the four Funds’ portfolios, the performance impact of duration and yield curve positioning varied by Fund. For NUV, this positioning detracted from performance, driven by overweight allocations among the longest dated segments. NUW was hurt by an overweight to the 10- to 12-year category, but strong relative performance from an overweight at the very shortest (0- to 2-year) end of the yield curve compensated for the negative impact. NMI’s slight overweight allocations to select longer maturities was offset to a great extent by underweights in some of the weaker performing intermediate parts of the curve. NEV maintained a longer average duration than the benchmark, which was unfavorable during the rising interest rate environment, but it was offset by the positive contribution from the Fund’s underweight allocation to longer dated bonds.
For all four Funds, credit ratings allocations were strongly beneficial to performance. Credit spreads narrowed, helping lower rated bonds outperform high grade bonds in this reporting period. NMI, NUV and NUW were most aided by their overweights to BBB and single-B rated bonds. Single-B rated bonds are primarily tobacco securitization bonds, a sector that outperformed in this reporting period. NMI’s modest overweight to the BB category also benefited performance. NEV held overweights to BBB rated, below investment grade and non-rated bonds, which added to excess return versus the benchmark.
Sector positioning was a positive contributor to NUV, NUW and NMI’s performance. NUV and NUW were helped by their exposure to pre-refunded bonds, as well as by an overweight to health care in NUV and an underweight in higher education in NUW. Sector weightings were advantageous across NMI’s overweights in tobacco and health care and underweight in GO bonds. Security selection in the health care sector also boosted performance. Both an overweight and security selection in Illinois bonds was another positive contributor to NMI, while having no exposure to Puerto Rico bonds slightly detracted from relative results. For NEV, the overall impact of sector allocations was neutral. NEV benefited from its overweight allocations to the tobacco and industrial development revenue/pollution control revenue (IDR/PCR) sectors. Within the IDR/PCR sector, the Fund saw standout performance from FirstEnergy Solutions bonds (see the Update on FirstEnergy Solutions Corp. commentary in this report) and Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel revenue bonds, which appreciated significantly due to a bond exchange to restructure the debt. However, an overweight to the hospital sector, which declined slightly during this reporting period, as well as a bias toward higher quality credits within the sector, were detrimental to performance. The Fund also saw disappointing results from its transportation sector holdings, as the Fund’s airport bonds tended to be of higher credit quality and lagged during the reporting period.
In addition, the use of leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy Solutions holdings, shareholders should note that NUW and NMI had no exposure to FirstEnergy, while NUV had 0.62% and NEV had 1.74%. It should be noted that exposure for NUV was in the secured structure, which continues to track close to par.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the NEV relative to its comparative benchmark was the Fund’s use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
The use of leverage through inverse floating rate securities had a negative impact on the performance of NUW and a negligible impact on the performance of NUV, NMI and NEV over the reporting period.
As of October 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	2.37%	7.31%	0.00%	39.49%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2017	$0.0325	$0.0600	$0.0405	$0.0680
December	0.0310	0.0600	0.0390	0.0650
January	0.0310	0.0600	0.0390	0.0650
February	0.0310	0.0600	0.0390	0.0650
March	0.0310	0.0600	0.0390	0.0650
April	0.0310	0.0600	0.0390	0.0650
May	0.0310	0.0600	0.0390	0.0650
June	0.0310	0.0560	0.0360	0.0620
July	0.0310	0.0560	0.0360	0.0620
August	0.0310	0.0560	0.0360	0.0620
September	0.0310	0.0560	0.0360	0.0565
October 2018	0.0310	0.0560	0.0360	0.0565
Total Monthly Per Share Distributions	$0.3735	$0.7000	$0.4545	$0.7570
Ordinary Income Distribution*	$0.0160	$0.0191	$0.0026	$0.0114
Total Distributions from Net Investment Income	$0.3895	$0.7191	$0.4571	$0.7684
Total Distributions from Long-Term Capital Gains	$—	$0.1816	$—	$—
Total Distributions	$0.3895	$0.9007	$0.4571	$0.7684

Yields
Market Yield**	4.05%	4.68%	4.28%	5.34%
Taxable-Equivalent Yield**	5.33%	6.16%	5.63%	7.03%

*	Distribution paid in December 2017.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Share Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
EQUITY SHELF PROGRAMS
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per share. The total amount of shares authorized under these Shelf Offerings are as shown in the accompanying table.

	NUW	NMI
Additional authorized shares	1,400,000	800,000

During the current reporting period, the following Funds sold shares through their Shelf Offerings at a weighted average premium to their NAV per share as shown in the accompanying table.

	NUW	NMI
Shares sold through shelf offering	299,412	187,400
Weighted average premium to NAV per share sold	2.92%	4.54%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.
SHARE REPURCHASES
During August 2018, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Shares cumulatively repurchased and retired	—	—	—	—
Shares authorized for repurchase	20,690,000	1,540,000	875,000	2,495,000

OTHER SHARE INFORMATION
As of October 31, 2018, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$9.84	$15.88	$10.92	$14.24
Share price	$9.18	$14.36	$10.09	$12.70
Premium/(Discount) to NAV	(6.71)%	(9.57)%	(7.60)%	(10.81)%
12-month average premium/(discount) to NAV	(4.85)%	(3.19)%	(0.65)%	(6.68)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NUV at NAV	(0.71)%	4.54%	6.01%
NUV at Share Price	(5.55)%	4.48%	5.30%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.7%
Corporate Bonds	0.0%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate
Obligations	102.4%
Floating Rate Obligations	(2.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.7%
AAA	5.4%
AA	34.6%
A	22.9%
BBB	16.5%
BB or Lower	6.4%
N/R (not rated)	3.5%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	21.2%
Tax Obligation/Limited	20.4%
Tax Obligation/General	13.4%
Health Care	13.1%
U.S. Guaranteed	10.4%
Utilities	7.1%
Other	14.4%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.8%
Illinois	13.4%
California	9.0%
Colorado	6.6%
New York	5.6%
Florida	4.9%
New Jersey	3.7%
Ohio	3.5%
Wisconsin	3.4%
Michigan	2.9%
Nevada	2.8%
Washington	2.7%
Indiana	2.0%
South Carolina	1.6%
Massachusetts	1.6%
Maryland	1.4%
Other	19.1%
Total	100%

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
			Since
	1-Year	5-Year	Inception
NUW at NAV	(1.31)%	4.35%	6.25%
NUW at Share Price	(11.54)%	3.82%	4.73%
S&P Municipal Bond Index	(0.31)%	3.33%	4.54%

Since inception returns are from 2/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	102.2%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate
Obligations	103.7%
Floating Rate Obligations	(3.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	23.7%
AAA	8.1%
AA	23.6%
A	26.7%
BBB	11.5%
BB or Lower	5.1%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	20.0%
Tax Obligation/Limited	14.7%
Tax Obligation/General	14.2%
Transportation	13.5%
Utilities	12.7%
Water and Sewer	6.8%
Health Care	6.1%
Consumer Staples	5.0%
Other	7.0%
Total	100%

States and Territories
(% of total municipal bonds)
California	12.0%
Texas	10.4%
Illinois	10.0%
Florida	7.9%
Nevada	6.1%
Colorado	5.4%
Ohio	5.1%
New Jersey	4.8%
Wisconsin	4.7%
New York	3.9%
Maryland	3.6%
Indiana	3.3%
Arizona	3.0%
Other	19.8%
Total	100%

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NMI at NAV	(0.05)%	4.75%	6.67%
NMI at Share Price	(8.14)%	4.51%	5.19%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.4%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.9%
AAA	0.6%
AA	18.5%
A	32.0%
BBB	23.1%
BB or Lower	7.0%
N/R (not rated)	5.9%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.8%
Tax Obligation/General	14.1%
U.S. Guaranteed	12.7%
Transportation	12.0%
Tax Obligation/Limited	10.0%
Education and Civic Organizations	9.3%
Utilities	6.8%
Other	13.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.6%
Colorado	10.2%
Illinois	9.6%
Texas	8.2%
Wisconsin	7.8%
Florida	5.9%
Ohio	4.6%
Pennsylvania	3.4%
Missouri	3.1%
Arizona	2.4%
Tennessee	2.4%
Minnesota	2.1%
New York	2.1%
Georgia	2.0%
Other	18.6%
Total	100%

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
			Since
	1-Year	5-Year	Inception
NEV at NAV	(0.17)%	6.25%	6.20%
NEV at Share Price	(5.93)%	4.33%	4.50%
S&P Municipal Bond Index	(0.31)%	3.33%	3.73%

Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	125.8%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate
Obligations	127.0%
Floating Rate Obligations	(27.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.9%
AAA	3.0%
AA	26.3%
A	20.8%
BBB	18.9%
BB or Lower	7.9%
N/R (not rated)	8.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.2%
Health Care	16.0%
Transportation	12.8%
U.S. Guaranteed	11.7%
Tax Obligation/General	9.6%
Education and Civic Organizations	6.7%
Utilities	5.9%
Other	13.1%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.4%
California	9.5%
New Jersey	8.3%
Wisconsin	8.3%
Ohio	7.7%
Pennsylvania	6.8%
Louisiana	4.7%
Guam	4.7%
Florida	4.6%
New York	3.6%
Georgia	3.5%
Washington	3.5%
Arizona	2.5%
Other	17.9%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 8, 2018 for NUV, NUW, NMI and NEV; at this meeting the shareholders were asked to elect Board Members.

	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	Shares	Shares	Shares	Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	181,432,160	14,100,057	7,648,213	22,659,542
Withhold	4,462,101	343,422	422,275	836,107
Total	185,894,261	14,443,479	8,070,488	23,495,649
Jack B. Evans
For	180,613,263	14,038,891	7,620,179	22,546,985
Withhold	5,280,998	404,588	450,309	948,664
Total	185,894,261	14,443,479	8,070,488	23,495,649
Albin F. Moschner
For	180,883,234	14,084,523	7,636,410	22,630,447
Withhold	5,011,027	358,956	434,078	865,202
Total	185,894,261	14,443,479	8,070,488	23,495,649
William J. Schneider
For	180,339,085	14,058,520	7,557,738	22,557,883
Withhold	5,555,176	384,959	512,750	937,766
Total	185,894,261	14,443,479	8,070,488	23,495,649

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees of
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the “Funds”) as of October 31, 2018, the related statements of operations and cash flows (Nuveen Enhanced Municipal Value Fund ) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations and the cash flows of Nuveen Enhanced Municipal Value Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 27, 2018

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.7%
	MUNICIPAL BONDS – 101.7%
	Alaska – 0.1%
$ 2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	12/18 at 100.00	B3	$ 2,704,607
	Series 2006A, 5.000%, 6/01/32
	Arizona – 1.2%
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien
	Series 2017A:
2,935	5.000%, 7/01/35	7/27 at 100.00	AA–	3,294,097
4,750	5.000%, 7/01/36	7/27 at 100.00	AA–	5,312,210
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	6,366,472
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,422,956
	Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/32	7/27 at 100.00	AA	1,140,900
1,410	5.000%, 7/01/33	7/27 at 100.00	AA	1,602,944
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,133,600
750	5.000%, 7/01/35	7/27 at 100.00	AA	847,178
21,685	Total Arizona			24,120,357
	Arkansas – 0.3%
5,650	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.750%, 11/01/18 –	5/18 at 100.00	AA	5,650,000
	AGM Insured
	California – 9.1%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,052,293
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/23 at 100.00	AA– (4)	5,626,100
	2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
4,245	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold	1/19 at 100.00	CCC	1,852,560
	Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los
	Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B2	3,284,760
4,200	5.600%, 6/01/36	12/18 at 100.00	B2	4,205,670
1,175	California Department of Water Resources, Central Valley Project Water System Revenue Bonds,	12/26 at 100.00	AAA	1,352,496
	Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	10,903,700
	Refunding Series 2016B, 5.000%, 11/15/46
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,323,612
	Angeles, Series 2017A, 5.000%, 8/15/37
13,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System,	No Opt. Call	AA–	15,701,140
	Series 2017A-2, 5.000%, 11/01/47
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	4,205,432
	Series 2013A, 5.000%, 7/01/33
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,478,322
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien
	Series 2018A:
$ 2,830	5.000%, 12/31/34 (Alternative Minimum Tax)	6/28 at 100.00	N/R	$ 3,090,360
3,300	5.000%, 12/31/43 (Alternative Minimum Tax)	6/28 at 100.00	N/R	3,532,056
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	1,773,200
	2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,370,950
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB–	3,566,185
	University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	3,241,563
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A+	3,255,358
	Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water	6/27 at 100.00	AAA	6,414,324
	System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	1,948,048
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AA+ (4)	28,037,397
	1995A, 0.000%, 1/01/22 (ETM)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A-1:
10,000	5.250%, 6/01/47	6/22 at 100.00	N/R	10,064,300
4,100	5.000%, 6/01/47	6/22 at 100.00	N/R	4,010,128
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,201,125
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,173,947
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A–	1,714,696
	Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	2,912,661
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	1,840,726
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	4,753,912
	2009C, 6.500%, 11/01/39
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (4)	2,465,644
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series	No Opt. Call	AA	5,851,374
	2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	A+	2,182,287
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	A+	2,175,827
490	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	497,384
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (4)	277,910
	Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41 (Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	Baa2	9,842,548
	Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	AAA	9,789,013
	2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	Aaa	4,313,300
	Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	$ 1,282,847
	Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/18 at 100.00	BB–	2,010,520
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
	University of California, General Revenue Bonds, Series 2009O:
370	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	377,119
720	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	733,853
210	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	214,040
203,010	Total California			186,900,687
	Colorado – 6.7%
5,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/19 at 100.00	BBB+	5,204,732
	Series 2006A, 4.500%, 9/01/38
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	7,478,368
	Series 2013A, 5.250%, 1/01/45
2,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,938,629
	Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B,
	5.000%, 1/01/21
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	16,348,764
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
960	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	N/R	1,015,699
	Senior Lien Series 2017, 5.000%, 12/31/47
4,575	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2018A-4,	11/28 at 100.00	AA	5,130,908
	5.000%, 11/15/43
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	AA (4)	2,180,860
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
	Colorado State, Certificates of Participation, Lease Purchase Financing Program, National
	Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,432,375
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,274,500
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,427,517
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	697,134
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,236,538
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	2,992,495
2,200	5.000%, 11/15/29	11/22 at 100.00	AA–	2,385,218
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	5,611,294
	5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,	12/26 at 100.00	Baa2	2,142,880
	Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	6,418,780
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	14,632,288
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	9,830,080
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A	2,887,772
	9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	4,950,869
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	3,946,881
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A+	10,527,680
	Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding	11/21 at 100.00	Baa3	5,392,650
	Series 2011, 6.000%, 11/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	$ 3,877,013
	Activity Bonds, Series 2010, 6.000%, 1/15/41
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series	11/26 at 100.00	AA+	5,487,664
	2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	4,765,015
161,820	Total Colorado			136,214,603
	Connecticut – 0.8%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	1,565,235
	Series 2011A, 5.000%, 7/01/41
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A1	9,178,669
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A1	5,367,350
9,797	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series	No Opt. Call	N/R	344,860
	2013A, 0.240%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
24,737	Total Connecticut			16,456,114
	District of Columbia – 1.4%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	12/18 at 100.00	N/R	2,309,700
	Series 2006A, 0.000%, 6/15/46
14,110	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	14,729,570
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	12,390,200
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
39,110	Total District of Columbia			29,429,470
	Florida – 5.0%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA (4)	3,239,310
	(Pre-refunded 10/01/21) – AGM Insured
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/25 at 100.00	N/R	583,634
	Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
8,285	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	8,573,981
	Brightline Passenger Rail Project – South Segment, Series 2017, 0.000%, 1/01/47, 144A
	(Alternative Minimum Tax)
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,495,040
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding	10/19 at 100.00	AA– (4)	2,923,437
	Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	2,461,865
	Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A,	7/20 at 100.00	A+	5,286,627
	5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/21 at 100.00	A+ (4)	10,446,200
	Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/24 at 100.00	A	2,175,660
	Series 2014B, 5.000%, 10/01/37
6,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B,	10/19 at 100.00	A (4)	6,192,420
	5.500%, 10/01/36 (Pre-refunded 10/01/19)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A	4,187,960
	5.000%, 10/01/29
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012,	7/22 at 100.00	AA	4,272,600
	5.000%, 7/01/42
9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA (4)	10,110,737
	10/01/39 (Pre-refunded 10/01/20) – AGM Insured

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
$ 3,500	5.000%, 10/01/36	10/27 at 100.00	AA	$ 3,938,900
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,244,713
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,254,030
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,141,236
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,	11/22 at 100.00	BBB+	3,339,928
	Series 2013A, 5.000%, 11/01/43
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,106,659
	Electric Cooperatives, Inc., Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	6,955,206
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,548,523
	5.000%, 11/15/33
94,725	Total Florida			101,478,666
	Georgia – 0.9%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	3,651,083
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System,	4/27 at 100.00	A	2,425,293
	Inc. Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	6,861,000
	Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series	1/25 at 100.00	A2	2,571,444
	2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	2,218,880
	Refunding Series 2016A, 5.000%, 10/01/46
16,030	Total Georgia			17,727,700
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB+	364,482
	(Alternative Minimum Tax)
	Hawaii – 0.2%
3,625	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.250%,	4/19 at 100.00	Aa1 (4)	3,675,968
	4/01/32 (Pre-refunded 4/01/19)
	Illinois – 13.9%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	5,714,050
	2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B+	5,666,300
	2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	3,297,840
	2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B+	5,499,208
	2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Baa2	13,906,681
	Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Baa2	4,045,576
	Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA+	1,554,015
	5.000%, 1/01/36
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
1,195	4.750%, 1/01/30 – AGM Insured	1/19 at 100.00	AA	1,198,967
2,175	4.625%, 1/01/31 – AGM Insured	1/19 at 100.00	AA	2,181,917

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	$ 5,011,350
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation	No Opt. Call	AA	3,152,108
	Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	9,237,899
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	AA–	1,086,020
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	3,406,570
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AAA	5,295,400
13,070	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook	No Opt. Call	Aa3	13,020,073
	and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured
14,960	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and	No Opt. Call	Aa3 (4)	14,913,026
	DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured (ETM)
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and	No Opt. Call	A2	1,788,552
	Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	AA+ (4)	1,938,713
	11/01/39 (Pre-refunded 11/01/19)
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%,	11/19 at 100.00	AA+ (4)	3,094,590
	11/01/39 (Pre-refunded 11/01/19)
970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	A	1,009,789
	6.000%, 5/15/39
3,110	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	N/R (4)	3,287,021
	6.000%, 5/15/39 (Pre-refunded 5/15/20)
45	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (4)	46,992
	(Pre-refunded 8/15/19)
4,755	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (4)	4,965,456
	(Pre-refunded 8/15/19)
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/25 at 100.00	A+	5,374,250
	Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	595,700
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	864,064
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	2,679,975
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,156,720
	5.000%, 10/01/51
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 –	9/19 at 100.00	BBB–	3,758,963
	AMBAC Insured
5,125	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/28	1/26 at 100.00	BBB	5,270,653
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	1,800,174
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	676,622
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,976,884
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,321,880
	5.000%, 1/01/41
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds,	1/19 at 100.00	N/R	4,689,900
	First Tier Series 2005A-2, 5.500%, 1/01/36 – ACA Insured
2,315	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/22 at 101.00	N/R (4)	2,608,102
	Project, Series 2002A, 5.700%, 6/15/24 (Pre-refunded 6/15/22)
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	15,007,440
	Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 2002B:
$ 495	5.500%, 6/15/20	6/19 at 100.00	BB+	$ 498,529
2,380	5.550%, 6/15/21	No Opt. Call	BB+	2,396,922
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1994B:
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	Baa2	3,316,647
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	Baa2	3,382,634
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	Baa2	7,195,419
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
7,685	5.700%, 6/15/24	No Opt. Call	BB+	8,371,808
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	Baa2	2,509,304
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	Baa2	9,913,511
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	Baa2	8,971,620
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	Baa2	9,077,345
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	4,180,503
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	Baa2	3,810,900
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	Baa2	8,996,655
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	7,647,457
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	9,787,920
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	4,221,318
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Series 2012, 5.000%, 3/01/37 (UB) (7)	3/22 at 100.00	AA–	10,881,736
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	680,036
	6.000%, 10/01/42
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	A+	2,256,725
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	Baa2 (4)	702,647
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)
354,560	Total Illinois			279,899,076
	Indiana – 2.0%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	5,292,414
	2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,	6/25 at 100.00	AA	2,201,445
	Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,001,572
	Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A,	7/26 at 100.00	A+	2,188,780
	5.000%, 1/01/42
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	11,879,077
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,001,216
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	11,196,554
44,545	Total Indiana			40,761,058
	Iowa – 1.3%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	14,527,840
	Project, Series 2013, 5.500%, 12/01/22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$ 175	5.375%, 6/01/38	1/19 at 100.00	B+	$ 175,462
7,000	5.625%, 6/01/46	1/19 at 100.00	B	7,009,030
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	1/19 at 100.00	BB–	4,979,150
	5.600%, 6/01/34
26,640	Total Iowa			26,691,482
	Kentucky – 1.0%
520	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	1/19 at 100.00	Baa2	521,295
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky
	International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A+	1,705,001
1,600	5.000%, 1/01/28	1/26 at 100.00	A+	1,772,208
2,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center	9/28 at 100.00	A2	2,156,080
	Corporation Project, Series 2018A, 5.000%, 9/01/48
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare	8/21 at 100.00	A	1,033,520
	System Obligated Group, Series 2011, 5.000%, 8/15/42
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
2,175	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,269,199
5,760	5.000%, 1/01/45	7/25 at 100.00	BBB+	5,982,278
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	5,508,780
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
20,585	Total Kentucky			20,948,361
	Louisiana – 1.2%
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	2,469,760
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	5,846,760
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	4,856,431
	5.000%, 7/01/28
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities	10/28 at 100.00	AA	1,605,652
	Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	9,768,443
	Series 2017A, 5.000%, 1/01/48
22,690	Total Louisiana			24,547,046
	Maine – 0.7%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	4,417,960
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue,
	Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,293,494
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	6,431,713
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical	7/21 at 100.00	BB	1,114,565
	Center, Series 2011, 6.750%, 7/01/41
12,430	Total Maine			13,257,732

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.5%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 630	5.000%, 9/01/31	9/27 at 100.00	BBB–	$ 698,349
2,330	5.000%, 9/01/32	9/27 at 100.00	BBB–	2,573,904
3,070	5.000%, 9/01/34	9/27 at 100.00	BBB–	3,350,567
1,000	5.000%, 9/01/35	9/27 at 100.00	BBB–	1,084,200
1,000	5.000%, 9/01/36	9/27 at 100.00	BBB–	1,079,130
4,500	5.000%, 9/01/39	9/27 at 100.00	BBB–	4,759,650
3,500	5.000%, 9/01/46	9/27 at 100.00	BBB–	3,678,220
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line	9/26 at 100.00	BBB+	2,485,078
	Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (Alternative Minimum Tax)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds,	7/25 at 100.00	BBB+	1,105,808
	Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,622,955
	Healthcare, Series 2011A, 6.125%, 1/01/36
6,635	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction &	5/28 at 100.00	AA	7,309,249
	Revitalization Program, Series 2018A, 5.000%, 5/01/47
27,565	Total Maryland			29,747,110
	Massachusetts – 1.6%
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	2,254,266
	Obligated Group, Series 2013, 5.250%, 11/15/41
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green	7/25 at 100.00	BBB	3,038,717
	Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series	7/26 at 100.00	BBB	1,175,764
	2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue,	12/26 at 100.00	A1	2,966,071
	Series 2016N, 5.000%, 12/01/46
770	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	Baa2	784,137
	Refunding Series 2009A, 5.750%, 7/01/39
1,530	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	N/R (4)	1,568,939
	Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
9,695	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA	9,710,803
	(Alternative Minimum Tax)
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AAA	9,893,369
	2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series	No Opt. Call	A+	689,450
	1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	1/19 at 100.00	Aaa	320,957
	5.500%, 8/01/30
31,280	Total Massachusetts			32,402,473
	Michigan – 3.0%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding
	Series 2013:
1,855	6.000%, 10/01/33	10/23 at 100.00	N/R	1,745,240
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,223,799
4,515	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	11/18 at 100.00	B–	4,458,879
	5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	1,498,895
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%,	7/19 at 100.00	A	15,018
	7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	3,401,310
	7/01/29 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	1/19 at 100.00	A+	$ 5,012
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	1/19 at 100.00	A2	5,011
	7/01/34 – NPFG Insured
895	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2	925,958
	Methodist Hospital, Remarketed Series 2006, 5.250%, 5/15/36 – AGM Insured
1,105	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2 (4)	1,155,454
	Methodist Hospital, Remarketed Series 2006, 5.250%, 5/15/36 (Pre-refunded 5/15/20) –
	AGM Insured
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A+	2,062,749
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
4,585	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	AA–	4,836,212
	2011MI, 5.000%, 12/01/39
15	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	N/R (4)	16,216
	2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015,	6/22 at 100.00	AA–	5,338,750
	5.000%, 12/01/35
3,315	Michigan Finance Authority, Senior lien Distributable State Aid Revenue Bonds, Charter County	11/28 at 100.00	Aa3	3,643,318
	of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group,	11/26 at 100.00	AA+	5,838,960
	Refunding and Project Series 2010F-6, 4.000%, 11/15/47
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010,	10/20 at 100.00	AAA	2,267,857
	5.000%, 10/01/29 (Pre-refunded 10/01/20)
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,375,600
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I,	10/25 at 100.00	Aa2	11,259,900
	5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,072,735
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	1,194,754
	Airport, Series 2015D, 5.000%, 12/01/45
57,340	Total Michigan			60,341,627
	Minnesota – 0.3%
1,495	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	1/19 at 100.00	BBB+	1,511,460
	5.000%, 5/01/30
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series	No Opt. Call	AA	3,850,912
	2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,633,994
6,175	Total Minnesota			6,996,366
	Missouri – 0.8%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,640,918
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System,	6/20 at 100.00	AA– (4)	12,526,560
	Series 2010B, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
15,465	Total Missouri			16,167,478

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.6%
$ 1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	$ 1,272,104
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional
	Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,466,710
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,539,251
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,142,261
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,297,516
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series	8/28 at 100.00	AA–	3,343,745
	2018A, 5.000%, 8/15/48
11,030	Total Montana			12,061,587
	Nebraska – 0.2%
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	1,994,496
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,497,048
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
3,255	Total Nebraska			3,491,544
	Nevada – 2.8%
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,277,137
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
2,000	5.000%, 12/01/33 (WI/DD, Settling 11/20/18)	12/28 at 100.00	AA+	2,301,220
5,000	5.000%, 12/01/35 (WI/DD, Settling 11/20/18)	12/28 at 100.00	AA+	5,711,600
6,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C, 5.250%,	7/28 at 100.00	Aa3	7,216,300
	7/01/43 (WI/DD, Settling 11/07/18)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	AA+	5,820,770
10,000	5.000%, 6/01/34	12/24 at 100.00	AA+	11,127,400
9,000	5.000%, 6/01/39	12/24 at 100.00	AA+	9,857,250
6,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement	6/26 at 100.00	AA+	6,793,917
	Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transpiration	12/28 at 100.00	A3	2,185,360
	Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transpiration	12/28 at 100.00	AA	276,468
	Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax	12/18 at 100.00	Ba3	1,501,320
	Revenue Bonds Series 2008A, 6.750%, 6/15/28, 144A
52,750	Total Nevada			58,068,742
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	Baa1 (4)	1,555,860
	Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 3.7%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	995,342
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	6,596,580
	Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	6,856,693
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/23 at 100.00	A–	4,272,120
	Bonds, Refunding Series 2013NN, 5.000%, 3/01/25
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	1/19 at 100.00	BB+	3,307,293
	University Hospital, Series 2007, 5.750%, 7/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	$ 5,153,965
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A–	17,639,997
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	14,725,800
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA,	6/23 at 100.00	A–	4,742,235
	5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	A–	2,951,355
2,150	5.250%, 6/15/34	6/25 at 100.00	A–	2,290,696
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,208,600
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,236,321
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	2,761,290
	Series 2018B, 5.000%, 6/01/46
101,895	Total New Jersey			75,738,287
	New Mexico – 0.0%
555	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	578,610
	New York – 5.7%
4,030	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/27 at 100.00	Aa3	4,443,397
	Facilities, Series 2017A, 5.000%, 7/01/46
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018,	9/28 at 100.00	A–	2,165,709
	5.000%, 9/01/39
5,160	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%,	5/19 at 100.00	AA+ (4)	5,254,067
	5/01/33 (Pre-refunded 5/01/19) – BHAC Insured
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%,	5/21 at 100.00	A– (4)	13,763,849
	5/01/38 (Pre-refunded 5/01/21)
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium	1/19 at 100.00	Baa1	9,853,743
	Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
3,525	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	3,586,970
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
9,375	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/28 at 100.00	AA	10,615,406
	2018, Series 2017S-3, 5.250%, 7/15/45
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/28 at 100.00	AA	7,826,630
	2019 Subseries S-3A, 5.000%, 7/15/37
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,056,163
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,353,735
	Center Project, Series 2011, 5.750%, 11/15/51
8,500	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	1/28 at 100.00	Baa3	9,207,370
	Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018,
	5.000%, 1/01/33 (Alternative Minimum Tax)
8,270	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	BBB	8,616,844
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	10,633,149
	Terminal LLC Project, Eight Series 2010, 6.000%, 12/01/42
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges &	11/27 at 100.00	AA–	8,395,978
	Tunnels, Series 2017C-2, 5.000%, 11/15/42

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	5/25 at 100.00	AA–	$ 3,281,010
	Series 2015A, 5.000%, 11/15/50
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B+	700,044
	5.000%, 6/01/24
109,220	Total New York			116,754,064
	North Carolina – 0.9%
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,584,150
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	1,688,583
	Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes
	Project, Series 2015:
905	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	960,133
4,175	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	4,374,523
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/20 at 100.00	AA (4)	2,099,807
	Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	3,180,690
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior
	Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,806,464
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,042,733
16,580	Total North Carolina			17,737,083
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	8,716,876
	6.250%, 11/01/31
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/27 at 100.00	A–	1,958,698
	Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,675,574
	Ohio – 3.6%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
12,205	5.875%, 6/01/30	12/18 at 100.00	B–	12,028,272
4,020	6.000%, 6/01/42	12/18 at 100.00	B–	3,969,830
11,940	5.875%, 6/01/47	12/18 at 100.00	B–	11,640,903
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	16,586,534
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,350,039
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,370,587
	4.000%, 12/01/46
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1 (4)	1,918,812
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	12,610,000
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory
	put 9/15/21) (6)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,377,725
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	5,341,110
	2013A-1, 5.000%, 2/15/48
73,075	Total Ohio			73,193,812

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.1%
$ 1,350	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	$ 1,539,014
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series	7/26 at 100.00	AAA	4,491,520
	2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical
	Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A+	1,788,019
1,250	5.000%, 8/15/29	8/25 at 100.00	A+	1,392,663
1,935	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	2,059,769
	Series 2018B, 5.250%, 8/15/43
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A,	1/26 at 100.00	AA–	10,942,700
	5.000%, 1/01/42
20,125	Total Oklahoma			22,213,685
	Oregon – 0.6%
1,750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017,	6/27 at 100.00	Aa3	1,920,590
	5.000%, 6/15/47
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior
	Lien Series 2017C:
3,525	5.000%, 11/15/25	No Opt. Call	AAA	4,085,405
2,000	5.000%, 11/15/26	No Opt. Call	AAA	2,342,900
3,580	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	3,983,144
10,855	Total Oregon			12,332,039
	Pennsylvania – 1.0%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger	2/27 at 100.00	AA	3,445,228
	Health System, Series 2017A-2, 5.000%, 2/15/39
	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 9/01/35	9/26 at 100.00	Aa1	1,491,924
2,000	5.000%, 9/01/41	9/26 at 100.00	Aa1	2,224,100
1,310	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/21 at 100.00	A2	1,387,709
	Subordinate Series 2011B, 5.000%, 12/01/41
1,405	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/21 at 100.00	N/R (4)	1,521,095
	Subordinate Series 2011B, 5.000%, 12/01/41 (Pre-refunded 12/01/21)
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/22 at 100.00	AA–	7,938,750
	Subordinate Series 2013A, 5.000%, 12/01/43
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special	No Opt. Call	AA–	1,149,675
	Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,427,166
	Series 2017, 5.000%, 1/01/38 (Alternative Minimum Tax)
19,295	Total Pennsylvania			20,585,647
	South Carolina – 1.6%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA	9,168,315
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	6,555,789
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	A+	8,317,680
	2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A+	5,702,455
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A+	3,663,924
	5.500%, 12/01/54
39,250	Total South Carolina			33,408,163

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.0%
$ 6,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue	5/27 at 100.00	AA+	$ 6,720,180
	Bonds, Series 2017A, 5.000%, 5/15/42
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue	7/27 at 100.00	AA	2,543,743
	Bonds, Green Series 2017A, 5.000%, 7/01/42
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds,	11/27 at 100.00	AA+	3,354,570
	Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48	5/23 at 100.43	A3	7,519,875
	(Mandatory put 5/01/23)
18,505	Total Tennessee			20,138,368
	Texas – 16.1%
13,970	Boerne Independent School District, Kendall County, Texas, General Obligation Bonds, Series	2/27 at 100.00	Aaa	13,755,980
	2017, 4.000%, 2/01/48 (UB) (7)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	12/18 at 100.00	N/R	51
	Company, Series 1999C, 7.700%, 3/01/32, (Alternative Minimum Tax) (6)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A,	1/23 at 100.00	A–	2,554,600
	5.000%, 1/01/43
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D,	11/21 at 100.00	A+	7,828,350
	5.000%, 11/01/38 (Alternative Minimum Tax)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BBB–	251,508
	5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation	8/23 at 100.00	A–	5,167,100
	Series 2013, 5.000%, 8/15/39
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA+	29,380,381
	Series 2013B, 5.000%, 4/01/53
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	2,740,020
	Methodist Hospital System, Series 2015, 4.000%, 12/01/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding	11/31 at 39.79	AA	1,594,103
	Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	Baa2	8,283,233
	0.000%, 11/15/27 – NPFG Insured
1,845	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	11/24 at 100.00	A3	1,994,390
	2014C, 5.000%, 11/15/32
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	6,919,348
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,756,584
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,520,145
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	16,189,027
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	8,024,482
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	5,881,400
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	10,870,665
13,280	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/27 at 100.00	AAA	13,234,716
	Obligation Bonds, Series 2017, 4.000%, 2/15/47 (UB) (7)
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/25 at 100.00	AAA	5,605,990
	Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/26 at 100.00	AAA	4,944,809
	Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	A3	2,130,980
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28 (Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lubbock, Texas, Electric Light and Power System, Revenue Bonds, Series 2018:
$ 2,170	5.000%, 4/15/40	4/28 at 100.00	AA–	$ 2,402,385
3,930	5.000%, 4/15/43	4/28 at 100.00	AA–	4,331,057
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series	4/21 at 100.00	BBB	1,857,188
	2011A, 7.250%, 4/01/36
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	AA+	14,222,073
	2/15/43 (WI/DD, Settling 11/07/18) (UB)
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement	3/22 at 100.00	AAA	5,875,551
	Series 2012, 5.000%, 9/01/26
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation
	Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	35,161,796
5,220	6.500%, 1/01/43	1/25 at 100.00	A+	6,179,645
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	7,868,531
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,651,490
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	8,604,000
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A	9,972,053
	5.000%, 1/01/32
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	1/19 at 100.00	N/R	20
	Company, Series 2003A, 5.800%, 7/01/22 (6)
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment	1/19 at 100.00	A3	1,984,560
	Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	375,523
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	4,716,598
3,970	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	1/19 at 100.00	AA (4)	4,000,688
	Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/02/19) – AGC Insured
1,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	1/19 at 100.00	AA (4)	1,037,828
	Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	1,900,115
	Health Resources System, Series 2016A, 5.000%, 2/15/41
7,250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	8,272,830
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,696,350
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,042,408
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	7,581,936
	Refunding Series 2012A, 5.000%, 8/15/41
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/24 at 100.00	A–	3,250,050
	Refunding Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,868,370
	Refunding Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	4,472,710
	2002A, 0.000%, 8/15/25 – AMBAC Insured
6,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust	10/27 at 100.00	AAA	7,254,325
	Series 2017A, 5.000%, 10/15/42
10,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Series	10/27 at 100.00	AAA	9,864,600
	2017A, 4.000%, 10/15/47 (WI/DD, Settling 11/06/18) (UB)
370,410	Total Texas			328,072,542

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.8%
$ 5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	$ 5,851,653
	5.000%, 7/01/42
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A+	3,866,695
	5.000%, 7/01/43
	Salt Lake City, Utah, Sales Tax Revenue Bonds, Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AA+	780,200
1,150	5.000%, 2/01/37	2/27 at 100.00	AA+	1,288,334
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Refunding
	Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	A	1,418,338
1,000	5.000%, 9/01/30	3/28 at 100.00	A	1,128,670
1,250	5.000%, 9/01/31	3/28 at 100.00	A	1,405,513
660	5.000%, 9/01/32	3/28 at 100.00	A	739,312
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA–	602,197
	5.000%, 3/01/37
15,390	Total Utah			17,080,912
	Virginia – 1.0%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,935,339
	Tier Series 2016, 5.000%, 7/01/46
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	12/18 at 100.00	B–	4,285,799
	Series 2007B1, 5.000%, 6/01/47
4,350	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	4,555,190
	Project, Senior Lien Series 2017, 5.000%, 12/31/52 (Alternative Minimum Tax)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,439,620
1,355	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,475,812
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,024,023
19,815	Total Virginia			20,715,783
	Washington – 2.8%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,180,997
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,125,200
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds,
	Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A+	1,282,783
5,000	5.000%, 12/01/41	6/27 at 100.00	A+	5,431,850
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	3,969,189
	Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	2,554,080
	Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/22 at 100.00	AA–	12,972,000
	Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	1,402,159
	Series 2017, 5.000%, 8/15/37
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,
	Series 2018:
1,235	5.000%, 7/01/43	7/28 at 100.00	A1	1,345,520
5,965	5.000%, 7/01/48	7/28 at 100.00	A1	6,473,755
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	6,469,918
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	10,997,701
61,090	Total Washington			56,205,152

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.9%
$ 1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital,	1/29 at 100.00	BBB+	$ 1,967,250
	Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	3,232,050
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	3,974,909
	5.000%, 6/01/43
7,830	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	8,778,839
	5.000%, 12/01/39
16,230	Total West Virginia			17,953,048
	Wisconsin – 3.5%
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/21 at 100.00	AA+	5,312,000
	Alliance Senior Credit Group, Series 2012D, 5.000%, 11/15/41
10,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	10,094,045
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior	11/19 at 100.00	AA+	7,297,215
	Credit Group, Series 2010E, 5.000%, 11/15/33
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,489,071
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	4,611,008
	Series 2012, 5.000%, 6/01/39
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	12/18 at 100.00	N/R (4)	2,508,325
	Series 2009, 6.000%, 12/01/38 (Pre-refunded 12/01/18)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,
	Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,798,515
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,456,650
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care,	8/22 at 100.00	N/R (4)	7,224,822
	Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/20 at 100.00	AA– (4)	10,438,800
	Series 2010A, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
240	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	244,634
2,310	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	2,354,606
8,945	6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	9,139,822
68,345	Total Wisconsin			70,969,513
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	2,083,291
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,970,695
3,885	Total Wyoming			4,053,986
$ 2,235,422	Total Municipal Bonds (cost $1,977,863,839)			2,070,066,464

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 795	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$ 518,048
224	Las Vegas Monorail Company, Senior Interest Bonds (5), (8), (9)	5.500%	7/15/55	N/R	113,683
$ 1,019	Total Corporate Bonds (cost $49,799)				631,731
	Total Long-Term Investments (cost $1,977,913,638)				2,070,698,195
	Floating Rate Obligations – (2.4)%				(49,500,000)
	Other Assets Less Liabilities – 0.7%				14,022,412
	Net Assets – 100%				$ 2,035,220,607

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that Increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-Income producing. Non-Income producing, in the case of a fixed Income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional Income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing Income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing Income on the Fund’s records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, Income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.2%
	MUNICIPAL BONDS – 102.2%
	Alaska – 0.2%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
$ 135	4.625%, 6/01/23	12/18 at 100.00	Ba2	$ 135,027
385	5.000%, 6/01/46	12/18 at 100.00	B3	375,795
520	Total Alaska			510,822
	Arizona – 3.1%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El	2/19 at 100.00	Baa1	4,051,080
	Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	BBB+	3,461,769
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
7,045	Total Arizona			7,512,849
	California – 12.8%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	1,931,768
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,095,453
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services	4/19 at 100.00	Aaa (4)	2,548,025
	Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34 (Pre-refunded 4/01/19)
500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 14.640%,	3/20 at 100.00	AA	586,820
	3/01/40, 144A – AGM Insured (IF) (5)
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	528,163
	Bonds, Series 2018A-1, 5.000%, 6/01/47
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	602,609
	2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 –	8/29 at 100.00	AA	12,423,290
	AGC Insured (6)
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	528,874
	Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/27 at 100.00	A+	2,715,518
	Airport, Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,395,106
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,455,948
	Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	593,579
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
40,050	Total California			31,405,153
	Colorado – 5.6%
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,
	Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,090,360
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,597,320
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 –	No Opt. Call	A	3,100,218
	NPFG Insured

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 –	9/20 at 67.94	A	$ 2,317,907
	NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/19 at 100.00	AA (4)	4,186,080
	Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A+	1,315,960
	Utilities, Series 2008, 6.500%, 11/15/38
16,990	Total Colorado			13,607,845
	Florida – 8.1%
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	561,880
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,710,673
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic	2/24 at 100.00	AA	587,387
	Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A	9,804,665
	5.500%, 10/01/41 (UB) (5)
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B,	10/25 at 100.00	Aa3	3,730,058
	5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	553,330
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
860	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	836,178
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	305,168
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	12/18 at 100.00	N/R	5
	2007-3, 6.450%, 5/01/23 (7)
40	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	12/18 at 100.00	N/R	40,000
	Parcel Series 2007-1. RMKT, 6.450%, 5/01/23
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	12/18 at 100.00	N/R	1,047,319
	2015-1, 0.000%, 5/01/40 (7)
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	12/18 at 100.00	N/R	527,492
	2015-2, 0.000%, 5/01/40 (7)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	12/18 at 100.00	N/R	9
	2015-3, 6.610%, 5/01/40 (7)
20,800	Total Florida			19,704,164
	Georgia – 2.9%
400	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (4)	403,688
	1/01/31 (Pre-refunded 1/01/19)
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,089,210
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	2,287,000
	Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series	1/25 at 100.00	A2	2,129,560
	2015A, 5.000%, 1/01/35
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	1,109,440
	Refunding Series 2016A, 5.000%, 10/01/46
6,400	Total Georgia			7,018,898
	Illinois – 10.3%
2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	2,285,620
	2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	240,062
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,227,690

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AAA	$ 2,194,900
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A,	8/19 at 100.00	AA+ (4)	5,191,538
	6.000%, 8/15/39 (Pre-refunded 8/15/19)
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%,	5/19 at 100.00	A2 (4)	3,595,515
	11/15/37 (Pre-refunded 5/15/19)
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue	1/27 at 100.00	AAA	3,885,595
	Bonds, Series 2017, 5.000%, 7/01/37
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	538,514
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	4,352,048
	Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	680,036
	6.000%, 10/01/42
745	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	A+	634,770
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – NPFG Insured
300	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	Baa2 (3)	260,439
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – NPFG Insured (ETM)
33,110	Total Illinois			25,086,727
	Indiana – 3.4%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series	3/19 at 100.00	A+ (4)	5,079,150
	2009A, 6.750%, 3/01/39 (Pre-refunded 3/01/19)
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%,	1/19 at 100.00	A1 (4)	2,013,680
	1/01/39 (Pre-refunded 1/01/19)
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,250,760
	AMBAC Insured
8,500	Total Indiana			8,343,590
	Iowa – 1.9%
1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	1,547,966
	Project, Series 2013, 5.500%, 12/01/22
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	12/18 at 100.00	B+	3,083,118
	5.375%, 6/01/38
4,620	Total Iowa			4,631,084
	Kentucky – 1.3%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky	1/26 at 100.00	A+	1,267,599
	International Airport, Series 2016, 5.000%, 1/01/29
1,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	1,817,533
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
2,900	Total Kentucky			3,085,132
	Maine – 1.4%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College,	7/19 at 100.00	Aa2 (4)	3,499,582
	Tender Option Bond Trust 2016-XL0014, 10.567%, 7/01/39, 144A (Pre-refunded 7/01/19) (IF) (5)
	Maryland – 3.6%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,104,680
2,250	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,455,628
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health	5/27 at 100.00	A	5,358,500
	Issue, Series 2017A, 5.000%, 5/15/42
8,250	Total Maryland			8,918,808

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.4%
$ 1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond	8/19 at 100.00	AAA	$ 1,058,630
	Trust 2015-XF2186, 10.307%, 8/01/38, 144A (IF) (5)
	Michigan – 0.4%
1,000	Michigan Finance Authority, Senior lien Distributable State Aid Revenue Bonds, Charter County	11/28 at 100.00	Aa3	1,099,040
	of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
	Minnesota – 1.0%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,260,714
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,130,900
2,145	Total Minnesota			2,391,614
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	537,600
	5.000%, 9/01/42
	Nevada – 6.2%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B,	12/28 at 100.00	AA+	3,451,830
	5.000%, 12/01/33 (WI/DD, Settling 11/20/18)
3,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C, 5.250%,	7/28 at 100.00	Aa3	3,885,700
	7/01/43 (WI/DD, Settling 11/07/18)
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	BBB+ (4)	5,612,106
	8.000%, 6/15/30 (Pre-refunded 6/15/19)
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015,	12/24 at 100.00	AA+	2,190,500
	5.000%, 6/01/39
13,915	Total Nevada			15,140,136
	New Jersey – 4.9%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	A–	1,072,894
	2005N-1, 5.500%, 9/01/27 – FGIC Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	1,047,190
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K,	No Opt. Call	A–	1,291,100
	5.500%, 12/15/19 – AMBAC Insured
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and
	Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	2,199,050
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	3,096,480
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	2,746,593
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	267,169
	5.250%, 6/15/41
355	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	360,389
	Series 2018B, 5.000%, 6/01/46
13,950	Total New Jersey			12,080,865
	New York – 4.0%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series	No Opt. Call	A	3,674,280
	2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017,	9/27 at 100.00	A–	1,637,415
	5.000%, 9/01/47
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018,	9/28 at 100.00	A–	2,276,771
	5.000%, 9/01/39
1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	1,636,155
	Center Project, Series 2011, 5.750%, 11/15/51

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	$ 460,681
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
8,480	Total New York			9,685,302
	North Carolina – 0.8%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	1,112,370
	Refunding Series 2016B, 5.000%, 7/01/42
700	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior	1/27 at 100.00	BBB	772,926
	Lien Series 2017, 5.000%, 1/01/32
1,700	Total North Carolina			1,885,296
	Ohio – 5.3%
3,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/19 at 100.00	AA (4)	3,539,235
	2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	12/18 at 100.00	B–	2,084,375
5,910	6.500%, 6/01/47	12/18 at 100.00	B–	5,973,651
1,305	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	1,262,157
	4.000%, 12/01/46
12,830	Total Ohio			12,859,418
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	271,442
	Series 2018B, 5.250%, 8/15/43
	Rhode Island – 1.3%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/19 at 100.00	Aaa (4)	3,080,700
	Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39 (Pre-refunded 5/15/19)
	South Carolina – 1.5%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	3,736,834
	0.000%, 1/01/29 – AMBAC Insured
	Tennessee – 0.3%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue	7/27 at 100.00	AA	680,958
	Bonds, Green Series 2017A, 5.000%, 7/01/42
	Texas – 10.5%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds,	8/27 at 100.00	AA	1,094,770
	Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,230,780
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	2,033,377
	2013A, 5.500%, 4/01/53
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	1,672,410
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A2	4,209,835
2,500	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/27 at 100.00	AAA	2,491,475
	Obligation Bonds, Series 2017, 4.000%, 2/15/47 (UB) (5)
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	983,634
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	271,445
	Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	1,592,655
	2012, 5.000%, 12/15/32

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust	10/26 at 100.00	AAA	$ 7,655,538
	Series 2016, 4.000%, 10/15/41
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School
	Building Series 2010:
2,000	0.000%, 8/15/33	No Opt. Call	AAA	966,740
1,945	0.000%, 8/15/38	No Opt. Call	AAA	702,359
32,535	Total Texas			25,905,018
	Utah – 0.6%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	1,538,180
	5.000%, 7/01/42
	Virginia – 1.8%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,239,808
	Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	1,181,880
	Appreciation Series 2012B, 0.000%, 7/15/40 (6)
2,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds,	1/19 at 100.00	A (4)	2,018,960
	Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38 (Pre-refunded 1/01/19)
4,560	Total Virginia			4,440,648
	Washington – 2.0%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric	No Opt. Call	AA+	2,294,836
	System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
440	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	470,954
	Series 2017, 5.000%, 8/15/37
2,015	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,	7/28 at 100.00	A1	2,186,859
	Series 2018, 5.000%, 7/01/48
5,785	Total Washington			4,952,649
	West Virginia – 1.4%
235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital,	1/29 at 100.00	BBB+	252,625
	Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	1,616,025
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,592,191
	5.000%, 6/01/43
3,165	Total West Virginia			3,460,841
	Wisconsin – 4.9%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,058,560
	Series 2012B, 5.000%, 2/15/27
1,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	2/19 at 100.00	N/R (4)	1,626,459
	Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	Aa2 (4)	9,184,950
	6.000%, 5/01/36 (Pre-refunded 5/01/19)
11,605	Total Wisconsin			11,869,969
$ 276,390	Total Long-Term Investments (cost $235,899,306)			249,999,794
	Floating Rate Obligations – (3.7)%			(9,125,000)
	Other Assets Less Liabilities – 1.5%			3,736,931
	Net Assets – 100%			$ 244,611,725

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4%
	MUNICIPAL BONDS – 98.4%
	Alabama – 0.6%
$ 500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	$ 561,715
	Arizona – 2.4%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,	12/24 at 100.00	A2	649,236
	Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math	1/28 at 100.00	AA–	1,069,700
	& Science Projects, Series 2018A, 5.000%, 7/01/48
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	591,457
	Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,115	Total Arizona			2,310,393
	California – 17.3%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series	No Opt. Call	A+	5,024,169
	1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation Bonds,
	Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,881,279
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,886,680
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,867,443
255	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	Baa2	255,768
	Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	493,150
	Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/28 at 100.00	BB–	383,849
	University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	388,024
	of the West, Series 2010, 6.000%, 10/01/29
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities	4/27 at 100.00	A–	277,538
	and Services Project, Series 2017A, 4.000%, 4/01/36
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	1/19at 100.00	CC	851,820
	Health System, Series 2005A, 5.500%, 7/01/39
195	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	190,726
	Bonds, Series 2018A-1, 5.000%, 6/01/47
250	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA– (4)	261,683
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	410,346
	2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A– (4)	267,310
	Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (4)	419,997
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB+	535,990
	Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (4)	1,120,180
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
17,370	Total California			16,515,952

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 10.0%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding
	Series 2013A:
$ 150	5.125%, 12/01/29	12/23 at 100.00	BBB	$ 163,217
250	5.375%, 12/01/33	12/23 at 100.00	BBB	273,463
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	BBB	373,104
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods	1/24 at 102.00	N/R	511,750
	Project, Refunding Series 2016, 5.000%, 1/01/37
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,026,610
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	825,885
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	1,081,810
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A,	12/28 at 100.00	A+	1,513,366
	5.000%, 12/01/48 (Alternative Minimum Tax)
245	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines,	10/23 at 100.00	BB	257,497
	Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	116,096
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (4)	1,080,440
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A+	588,411
	Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special	12/27 at 100.00	AA	1,198,769
	Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42 – AGM Insured
499	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and	12/23 at 100.00	N/R	519,394
	Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33
8,869	Total Colorado			9,529,812
	Florida – 5.8%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	876,027
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy	12/18 at 100.00	N/R (4)	100,482
	Residential Services Inc., Series 1995, 8.000%, 6/01/22 (Pre-refunded 12/01/18)
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/21 at 100.00	A–	538,510
	University, Refunding Series 2011, 6.375%, 4/01/31
315	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	325,987
	Brightline Passenger Rail Project – South Segment, Series 2017, 0.000%, 1/01/47, 144A
	(Alternative Minimum Tax)
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	536,775
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (Alternative Minimum Tax)
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	AA	837,288
	2010B, 5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	1,072,550
	5.000%, 10/01/42
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	542,491
	5.375%, 10/01/40
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A+	327,081
	Inc., Series 2012A, 5.000%, 10/01/42
420	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	1/19 at 100.00	N/R	420,353
	5.400%, 5/01/37
5,310	Total Florida			5,577,544

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.0%
$ 455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project,	7/25 at 100.00	Aa3	$ 505,082
	Senior Lien Series 2015A-1, 5.250%, 7/01/40
520	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	523,167
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	AA (4)	335,572
	11/01/34 (Pre-refunded 11/01/19) – AGM Insured
175	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	AA	180,184
	11/01/34 – AGM Insured
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A+	321,870
1,775	Total Georgia			1,865,875
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	259,845
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 9.5%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	285,703
	2016, 6.000%, 4/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B+	736,619
	2016A, 7.000%, 12/01/44
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,	11/24 at 100.00	A	1,012,060
	Series 2002.RMKT, 4.500%, 11/01/36
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	288,352
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	87,582
	5.500%, 7/01/28
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	Aaa (4)	255,535
	Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	209,470
	Refunding Series 2015C, 5.000%, 8/15/44
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	N/R (4)	519,220
	2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (4)	260,138
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	1,030,580
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BBB–	1,575,961
	Refunding Series 2012B, 5.000%, 6/15/52
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	No Opt. Call	BB+	772,620
	Series 2017A, 0.000%, 12/15/56
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	87,580
	Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	484,889
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	N/R (4)	874,152
	2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	546,252
	6.000%, 10/01/32
13,950	Total Illinois			9,026,713
	Indiana – 1.9%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	527,714
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	686,558
	Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (4)	$ 576,900
	2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,680	Total Indiana			1,791,172
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of	10/21 at 100.00	BBB	876,867
	Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Kansas – 0.3%
280	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	1/19 at 100.00	BB+	280,406
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 0.6%
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	Baa3 (4)	533,450
	Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Louisiana – 0.8%
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	1/19 at 100.00	AA (4)	503,050
	Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%,
	1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	212,086
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
700	Total Louisiana			715,136
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	514,195
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.9%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R (4)	1,057,070
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park	7/19 at 100.00	BB+	210,846
	Public Charter School Issue, Series 2010, 6.000%, 7/01/40
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A	532,125
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,710	Total Maryland			1,800,041
	Massachusetts – 0.6%
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series	7/26 at 100.00	BBB+	525,950
	2016I, 5.000%, 7/01/46
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	376,048
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
1,025	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,105,329
	2011-II-A, 5.375%, 10/15/36
1,380	Total Michigan			1,481,377
	Minnesota – 2.1%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker	11/22 at 100.00	N/R	287,097
	Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
880	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	920,524
	Essential Health Obligated Group, Series 2018A, 5.000%, 2/15/53 (WI/DD, Settling 11/01/18)
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes	9/24 at 100.00	N/R	307,302
	Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	505,940
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
1,980	Total Minnesota			2,020,863

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 1.4%
$ 310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/19 at 100.00	BBB+	$ 310,636
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,053,540
	Healthcare, Series 2016A, 5.000%, 9/01/36
1,310	Total Mississippi			1,364,176
	Missouri – 3.1%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	269,836
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	144,346
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/22 at 100.00	BBB–	1,035,860
	Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/23 at 100.00	A+	136,340
	University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health	2/22 at 100.00	BBB+	1,017,805
	System, Series 2012, 5.000%, 2/15/26
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	316,247
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
2,825	Total Missouri			2,920,434
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding	5/21 at 100.00	Aa3	426,316
	Series 2011, 5.050%, 9/01/30
	New Jersey – 1.7%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	105,901
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	117,768
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	561,999
	5.000%, 6/15/45
830	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB+	879,310
	Series 2018A, 5.250%, 6/01/46
1,585	Total New Jersey			1,664,978
	New York – 2.0%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (4)	662,180
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB+	64,637
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
155	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	165,940
	2011A, 5.750%, 2/15/47
245	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (4)	265,078
	2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	512,810
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	283,908
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,855	Total New York			1,954,553

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.7%
$ 200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (4)	$ 213,976
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	334,407
	6.250%, 11/01/31
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and	12/26 at 100.00	N/R	97,327
	Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			645,710
	Ohio – 4.5%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
285	5.375%, 6/01/24	12/18 at 100.00	B–	278,485
975	5.125%, 6/01/24	12/18 at 100.00	B–	943,410
725	6.000%, 6/01/42	12/18 at 100.00	B–	715,952
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center	8/21 at 100.00	A2	1,876,454
	Project, Refunding Series 2011, 5.250%, 8/01/36
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	520,910
	Refunding & improvement Series 2010, 6.375%, 4/01/30
4,235	Total Ohio			4,335,211
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	269,185
	Series 2018B, 5.500%, 8/15/52
	Oregon – 1.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding	5/22 at 100.00	BBB	313,386
	Series 2014A, 5.000%, 5/01/40
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C,	6/22 at 100.00	A1	916,045
	5.000%, 6/15/29
1,150	Total Oregon			1,229,431
	Pennsylvania – 3.4%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical	5/22 at 100.00	A	1,053,350
	Center Project, Series 2012A, 5.000%, 11/01/40
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2009:
415	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	417,747
45	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	BBB+ (4)	45,309
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Baa3	594,294
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student	7/22 at 100.00	N/R (4)	1,092,110
	Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41 (Pre-refunded 7/01/22)
3,020	Total Pennsylvania			3,202,810
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series	11/26 at 100.00	N/R	100,554
	2017, 5.125%, 11/01/47
	Tennessee – 2.3%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	1,315,688
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	916,580
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,232,268

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 8.0%
$ 670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	$ 718,535
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	359,998
	2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A+	541,955
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior	10/21 at 105.00	BB–	124,934
	Lien Series 2018, 4.625%, 10/01/31, 144A (WI/DD, Settling 11/14/18) (Alternative Minimum Tax)
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital	9/31 at 100.00	N/R (4)	214,140
	Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	438,704
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A	539,510
	5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A,	2/24 at 100.00	Ba2	248,714
	5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series	No Opt. Call	A	342,244
	2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,252,748
505	5.000%, 12/15/28	12/22 at 100.00	A3	541,012
405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	423,509
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	820,150
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,070,330
	Refunding Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	1/19 at 100.00	AAA	31,102
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
7,165	Total Texas			7,667,585
	Virginia – 1.3%
1,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	1,050,120
	Project, Senior Lien Series 2017, 5.000%, 12/31/49 (Alternative Minimum Tax)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	223,278
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)
1,205	Total Virginia			1,273,398
	West Virginia – 1.1%
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/28 at 100.00	A	1,056,070
	System Obligated Group, Series 2018A, 5.000%, 6/01/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 7.7%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
$ 4	0.000%, 1/01/46 – ACA Insured, 144A	No Opt. Call	N/R	$ 113
4	0.000%, 1/01/47 – ACA Insured, 144A	No Opt. Call	N/R	111
4	0.000%, 1/01/48 – ACA Insured, 144A	No Opt. Call	N/R	109
4	0.000%, 1/01/49 – ACA Insured, 144A	No Opt. Call	N/R	108
3	0.000%, 1/01/50 – ACA Insured, 144A	No Opt. Call	N/R	106
4	0.000%, 1/01/51 – ACA Insured, 144A	No Opt. Call	N/R	116
99	3.750%, 7/01/51 – ACA Insured, 144A	3/28 at 100.00	N/R	94,154
4	0.000%, 1/01/52 – ACA Insured, 144A	No Opt. Call	N/R	115
4	0.000%, 1/01/53 – ACA Insured, 144A	No Opt. Call	N/R	113
4	0.000%, 1/01/54 – ACA Insured, 144A	No Opt. Call	N/R	112
4	0.000%, 1/01/55 – ACA Insured, 144A	No Opt. Call	N/R	110
4	0.000%, 1/01/56 – ACA Insured, 144A	No Opt. Call	N/R	108
4	0.000%, 1/01/57 – ACA Insured, 144A	No Opt. Call	N/R	107
4	0.000%, 1/01/58 – ACA Insured, 144A	No Opt. Call	N/R	105
3	0.000%, 1/01/59 – ACA Insured, 144A	No Opt. Call	N/R	104
3	0.000%, 1/01/60 – ACA Insured, 144A	No Opt. Call	N/R	103
3	0.000%, 1/01/61 – ACA Insured, 144A	No Opt. Call	N/R	101
3	0.000%, 1/01/62 – ACA Insured, 144A	No Opt. Call	N/R	100
3	0.000%, 1/01/63 – ACA Insured, 144A	No Opt. Call	N/R	98
3	0.000%, 1/01/64 – ACA Insured, 144A	No Opt. Call	N/R	97
3	0.000%, 1/01/65 – ACA Insured, 144A	No Opt. Call	N/R	96
3	0.000%, 1/01/66 – ACA Insured, 144A	No Opt. Call	N/R	94
42	0.000%, 1/01/67 – ACA Insured, 144A	No Opt. Call	N/R	1,226
1,000	Wisconsin Health and Educational Facilities Authority Revenue Bonds, PHW Oconomowoc, Inc.	10/23 at 102.00	N/R	978,240
	Project, Series 2018, 5.125%, 10/01/48
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	296,911
	Inc., Series 2010B, 5.000%, 4/01/30
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University,	10/22 at 100.00	A2	510,345
	Series 2012, 4.000%, 10/01/32
1,155	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	1,237,871
	Series 2016B, 5.000%, 2/15/35
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	5/21 at 100.00	N/R (4)	1,079,250
	Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	8/24 at 100.00	A+	1,062,820
	Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A	523,540
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities	9/23 at 100.00	N/R	560,129
	Inc., Series 2018A, 5.000%, 9/15/50
755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran,	10/21 at 100.00	AA–	799,137
	Series 2011A, 5.250%, 10/15/39
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	210,340
	Hollow Project. Series 2014, 5.125%, 10/01/34
7,161	Total Wisconsin			7,356,189
$ 96,185	Total Long-Term Investments (cost $89,607,686)			93,886,174
	Other Assets Less Liabilities – 1.6%			1,510,063
	Net Assets – 100%			$ 95,396,237

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) October 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 125.8%
	MUNICIPAL BONDS – 125.8%
	Alabama – 0.4%
$ 1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	$ 1,457,487
	10/01/48 – AGM Insured
	Arizona – 3.1%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender	1/22 at 100.00	AA–	2,009,241
	Option Bond Trust 2015-XF2046, 13.286%, 1/01/43, 144A (IF) (4)
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,055,040
1,295	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/19 at 100.00	AA	1,318,478
	Series 2009, 6.500%, 7/15/31 – BAM Insured
1,205	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/19 at 100.00	AA (5)	1,243,211
	Series 2009, 6.500%, 7/15/31 (Pre-refunded 7/15/19) – BAM Insured
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great	7/21 at 100.00	N/R (5)	1,145,463
	Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
1,660	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds,	5/22 at 100.00	BB–	1,835,080
	Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	56,788
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
1,549	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	1/19 at 100.00	N/R	1,476,832
	2005, 6.000%, 7/01/30
10,374	Total Arizona			11,140,133
	California – 12.0%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	194,256
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/19 at 100.00	AA (5)	5,069,350
	2009F-1, 5.000%, 4/01/34 (Pre-refunded 4/01/19)
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	2,355,547
	Tender Option Bond Trust 2015-XF0120, 18.496%, 10/01/39, 144A (IF) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option
	Bond Trust 2016-XG0048:
300	18.698%, 8/15/26, 144A (IF) (4)	8/20 at 100.00	AA–	393,252
1,700	18.698%, 8/15/26,144A (IF) (4)	8/20 at 100.00	AA–	2,243,915
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series	11/19 at 100.00	A3 (5)	1,060,080
	2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB–	3,567,473
	University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	516,840
	of the West, Series 2010, 5.750%, 10/01/25
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project,	12/21 at 100.00	A+	454,568
	Subordinate Series 2011A, 7.000%, 12/01/36
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities	9/19 at 100.00	N/R (5)	509,012
	District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)
500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	445,210
	Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Tender Option Bond Trust 2015-XF1038:
$ 1,250	12.892%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	$ 1,668,800
2,445	12.883%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	3,263,464
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	1/19 at 100.00	CCC+	865,753
	Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust	7/21 at 100.00	Aaa	4,198,855
	2017-XF2453, 25.528%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (4)
775	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed	12/18 at 100.00	N/R	774,992
	Bonds, Series 2007A. Turbo Current Interest, 4.625%, 6/01/21
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A+	225,686
	2007B, 3.000%, 11/15/27 (3-Month LIBOR* 67% reference rate +1.45% Spread) (7)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building,	9/21 at 100.00	Aa3	2,161,056
	Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender
	Option Bond Trust 2016-XL0022, 16.963%, 144A, 9/01/42 (IF) (4)
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	545,701
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National	8/21 at 100.00	A (5)	1,224,050
	City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	A–	1,277,656
	Project, Series 2011, 6.750%, 9/01/40
775	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation,	1/19 at 100.00	CCC+	763,189
	Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (5)	278,041
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A– (5)	267,310
	Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	550,810
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	774,970
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (5)	552,180
	Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27 (Pre-refunded 2/01/21)
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	399,769
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	1,034,080
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+	2,808,744
	California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 15.413%,
	12/01/34, 144A (IF) (4)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project,	6/21 at 100.00	A+	1,151,841
	Series 2011A, 6.500%, 12/01/28
1,020	Western Placer Unified School District, Placer County, California, Certificates of	8/19 at 100.00	AA (5)	1,046,438
	Participation, Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured
41,230	Total California			42,642,888
	Colorado – 2.6%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (Alternative Minimum Tax)	12/27 at 100.00	A–	756,855
250	4.000%, 6/30/31 (Alternative Minimum Tax)	12/27 at 100.00	A–	251,518
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	–
	2007, 5.000%, 12/01/18, 144A (Alternative Minimum Tax) (8)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	$ 31,513
	2017, 5.500%, 4/01/22 (Alternative Minimum Tax) (8)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A	1,519,880
	9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs
	Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A+	576,660
4,030	6.500%, 11/15/38	No Opt. Call	A+	5,303,319
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	831,137
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
10,596	Total Colorado			9,270,882
	Connecticut – 0.2%
681	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R (5)	719,742
	Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)
	District of Columbia – 1.7%
1,430	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc.,	3/21 at 100.00	N/R (5)	1,549,705
	Series 2011, 6.375%, 3/01/31 (Pre-refunded 3/01/21)
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	No Opt. Call	BBB+	4,341,800
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/37 –
	AGC Insured
11,430	Total District of Columbia			5,891,505
	Florida – 5.8%
1,635	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	1/19 at 100.00	N/R	1,514,321
	2006A, 5.125%, 5/01/38
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	996,680
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University,	6/23 at 100.00	BBB–	2,103,100
	Refunding Series 2013A, 5.625%, 6/01/33
925	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	1/19 at 100.00	N/R	911,634
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/21 at 100.00	BB	1,079,690
	Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33
250	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	258,720
	Brightline Passenger Rail Project – South Segment, Series 2017, 0.000%, 1/01/47, 144A
	(Alternative Minimum Tax)
265	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/20 at 100.00	A+	280,328
	Hospital, Series 2010A, 6.000%, 8/01/30
735	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/20 at 100.00	N/R (5)	781,540
	Hospital, Series 2010A, 6.000%, 8/01/30 (Pre-refunded 8/01/20)
340	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A	357,887
	2010A-1, 5.375%, 10/01/35
1,285	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	N/R	1,362,524
	2010A-1, 5.375%, 10/01/35
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A,	4/19 at 100.00	AA (5)	3,709,556
	5.125%, 4/01/34 (Pre-refunded 4/01/19) – AGC Insured
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	1,580,070
	5.375%, 10/01/40
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,
	Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,039,600
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,055,340

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	$ 223,629
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	77,309
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	1/19 at 100.00	N/R	1
	2007-3, 6.650%, 5/01/40 (9)
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	1/19 at 100.00	N/R	14,341
	Parcel Series 2007-1. RMKT, 6.650%, 5/01/40
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	278,754
	2015-1, 0.000%, 5/01/40 (9)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	140,883
	2015-2, 0.000%, 5/01/40 (9)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	2
	2015-3, 6.610%, 5/01/40 (9)
730	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	1/19 at 100.00	N/R	730,613
	5.400%, 5/01/37
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue	5/22 at 100.00	N/R	1,100,596
	Bonds, Series 2012-A2, 5.500%, 5/01/34
20,680	Total Florida			20,597,118
	Georgia – 4.4%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA	12,698,280
590	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (5)	595,440
	1/01/31 (Pre-refunded 1/01/19)
300	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%,	1/19 at 100.00	A2 (5)	302,412
	1/01/20 (Pre-refunded 1/01/19)
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,361,513
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A+	96,561
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A+	300,908
285	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project,	1/28 at 100.00	N/R	271,750
	Refunding Series 2018, 4.000%, 1/01/38, 144A (Alternative Minimum Tax)
14,775	Total Georgia			15,626,864
	Guam – 5.9%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	A	207,591
1,805	5.000%, 11/15/34	11/25 at 100.00	A	1,918,137
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,808,030
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	A–	528,325
	5.500%, 7/01/43
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	AA–	2,714,225
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BBB+	1,884,785
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BBB+	2,671,100
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BBB+	1,859,830
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BBB+	6,321,600
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,051,340
19,760	Total Guam			20,964,963

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 18.2%
$ 2,230	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 4.000%,	12/22 at 100.00	N/R	$ 2,235,843
	6/15/23, 144A (Mandatory put 12/15/22)
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	5,714,049
	2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project	12/24 at 100.00	BB–	2,299,536
	Series 2015C, 5.250%, 12/01/35
520	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/20 at 100.00	BB–	522,319
	Series 2010F, 5.000%, 12/01/31
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	1,494,946
	2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	Baa2	866,590
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	669,360
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B,	1/25 at 100.00	BBB+	1,062,640
	5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	334,538
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	166,392
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,685,140
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	369,586
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series	12/21 at 100.00	AA	2,193,160
	2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	3,148,800
	Corporation Project, Series 2010, 6.750%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust
	2016-XF2339:
1,605	16.113%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	2,064,528
1,540	13.349%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	1,893,461
645	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010,	5/20 at 100.00	BBB–	671,471
	6.125%, 5/15/27
355	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010,	5/20 at 100.00	N/R (5)	375,597
	6.125%, 5/15/27 (Pre-refunded 5/15/20)
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	1/19 at 100.00	Baa3	3,756,200
	2006A, 5.000%, 4/01/36
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option
	Bond Trust 2015-XF0076:
690	13.167%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	887,071
150	13.167%, 8/15/43, 144A (IF)	8/22 at 100.00	AA+	188,635
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds	8/19 at 100.00	AA+	2,281,994
	Trust 16-XL0021, 21.185%, 8/15/39, 144A (IF) (4)
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	1,029,830
	5.125%, 5/15/35
35	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding	5/19 at 100.00	N/R (5)	35,779
	Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding
	Series 2009:
30	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	30,668
935	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	AA+ (5)	955,813
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (5)	520,275
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust	8/21 at 100.00	AA	$ 642,151
	2015-XF0121, 20.446%, 8/15/41, 144A – AGM Insured (IF) (4)
465	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/28	12/27 at 100.00	BBB	479,708
20,830	Illinois State, General Obligation Bonds, Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB	21,640,495
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	No Opt. Call	AA	1,199,680
	Series 2017B, 0.000%, 12/15/56 – AGM Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	N/R (5)	1,092,690
	2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
67,850	Total Illinois			64,508,945
	Indiana – 1.5%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	1,400,706
	Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,585,395
	Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (5)	2,296,960
	2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
4,895	Total Indiana			5,283,061
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/23 at 100.00	B	163,968
	Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 103.00	B	1,041,277
	Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)
1,150	Total Iowa			1,205,245
	Kansas – 2.3%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding	5/20 at 100.00	BBB	3,069,390
	Series 2010S, 5.000%, 5/15/30
845	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	1/19 at 100.00	BB+	846,225
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate	12/22 at 100.00	N/R	3,032,033
	Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,249,012
8,540	Total Kansas			8,196,660
	Kentucky – 0.9%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series	8/23 at 100.00	AA	1,091,740
	2013, 5.700%, 8/01/39 – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	2,077,180
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			3,168,920
	Louisiana – 5.9%
2,475	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation	12/21 at 100.00	N/R	2,623,698
	Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	AA–	2,053,180
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series
	2014A, 4.375%, 2/01/39
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,335,419
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities Inc. Project, Refunding Series 2015, 5.000%, 10/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	7/27 at 100.00	A	$ 1,062,770
	Lady Health System, Series 2017A, 5.000%, 7/01/47
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Lafayette General Medical	5/20 at 100.00	BBB+	2,071,480
	Center Project, Refunding Series 2010, 5.500%, 11/01/40
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,043,240
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008,	5/23 at 100.00	A3	3,357,748
	4.250%, 12/01/38
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding	10/21 at 100.00	Aaa (5)	1,070,488
	Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding
	Series 2017:
2,835	0.000%, 10/01/31 (6)	No Opt. Call	Baa1	2,474,728
1,775	0.000%, 10/01/36	No Opt. Call	Baa1	1,525,151
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0035,	5/20 at 100.00	AA–	1,362,339
	13.384%, 5/01/39, 144A (IF)
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	1,060,430
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
20,755	Total Louisiana			21,040,671
	Massachusetts – 1.5%
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	1,922,274
	5.000%, 10/01/34
800	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	843,672
	5.000%, 7/01/47
1,620	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series	7/22 at 100.00	AA	1,703,948
	2013, 5.000%, 7/01/25 (Alternative Minimum Tax)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	648,256
	2010A, 5.500%, 1/01/22
325	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30	6/20 at 100.00	AA	326,271
	(Alternative Minimum Tax)
5,170	Total Massachusetts			5,444,421
	Michigan – 0.6%
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	1/19 at 100.00	A2	10,022
	7/01/34 – NPFG Insured
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	N/R (5)	2,179,464
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
2,110	Total Michigan			2,189,486
	Mississippi – 0.1%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/19 at 100.00	BBB+	310,636
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
	Missouri – 0.4%
1,230	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,197,823
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	3/27 at 100.00	BBB–	57,905
	Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,285	Total Missouri			1,255,728

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.1%
$ 2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	$ 2,060,660
	International Airport, Series 2010A, 5.000%, 7/01/30
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 2016-XF2312,	4/19 at 100.00	AA (5)	1,839,221
	24.724%, 4/01/39, 144A (Pre-refunded 4/01/19) (IF) (4)
3,670	Total Nevada			3,899,881
	New Jersey – 10.5%
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/19 at 100.00	BB	1,067,060
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB	1,769,939
795	New Jersey Economic Development Authority, School Facilities Construction Financing Program	6/25 at 100.00	A+	838,065
	Bonds, 2015WW, 5.250%, 144A 6/15/40 (UB) (4)
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	2,257,513
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (Alternative
	Minimum Tax)
850	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A,	12/19 at 100.00	Aaa	870,205
	5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C	No Opt. Call	A–	8,408,000
	0.000%, 12/15/36 – AMBAC Insured (UB) (4)
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A,	12/28 at 100.00	A–	21,205,400
	5.000%, 12/15/34 (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	766,461
	Series 2018B, 5.000%, 6/01/46
47,205	Total New Jersey			37,182,643
	New York – 4.6%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,152,943
1,225	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,287,573
2,500	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	2,631,400
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher	6/21 at 100.00	A–	1,083,520
	College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	1/29 at 100.00	BBB	1,014,200
	Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	516,205
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	4,009,880
2,105	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,193,284
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	283,908
	Terminal LLC Project, Eight Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,104,399
15,845	Total New York			16,277,312
	Ohio – 9.6%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
6,000	5.750%, 6/01/34	12/18 at 100.00	B–	5,794,979
6,500	5.875%, 6/01/47	12/18 at 100.00	B–	6,337,170
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	787,596
	Services, Improvement Series 2010A, 5.625%, 7/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015,	5/25 at 100.00	AA+	$ 10,845,100
	5.000%, 5/15/40 (UB) (4)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1 (5)	3,305,520
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	1,041,820
	Refunding & improvement Series 2010, 6.375%, 4/01/30
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust
	2016-XF2311:
1,090	19.682%, 5/01/34, 144A (IF) (4)	5/19 at 100.00	BBB+	1,201,409
580	19.682%, 5/01/34, 144A (Pre-refunded 5/01/19) (IF) (4)	5/19 at 100.00	N/R (5)	639,282
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	4,260,000
	Generation Project, Refunding Series 2006A, 0.000%, 12/01/23 (Mandatory put 12/03/18) (9)
34,930	Total Ohio			34,212,876
	Pennsylvania – 8.6%
1,390	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	11/19 at 100.00	BB–	1,417,175
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	12/21 at 100.00	BB–	1,540,995
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley	1/19 at 100.00	Caa1	1,215,317
	General Hospital, Series 2005A, 5.125%, 4/01/35
530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	514,100
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47
	(Mandatory put 4/01/21) (9)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,420,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory put 6/01/20) (9)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A+	4,422,920
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A+	2,487,446
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A+	1,399,019
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2009:
1,350	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,358,937
150	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	BBB+ (5)	151,031
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R (5)	2,123,160
	Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R	1,275,448
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	13.390%, 8/01/24, 144A (IF) (4)
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds,	1/20 at 100.00	BBB+	1,033,360
	Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds,	12/18 at 100.00	BB+	983,500
	USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,266,720
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties	7/26 at 100.00	Baa3	137,709
	Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A,
	5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,126,910
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
$ 3,530	6.000%, 12/01/30	12/27 at 100.00	A	$ 4,238,718
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,404,220
28,730	Total Pennsylvania			30,516,685
	Puerto Rico – 0.7%
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 3.992%,	No Opt. Call	C	880,000
	7/01/27 – AMBAC Insured
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds,	12/18 at 100.00	A+	1,549,200
	Modernization Series 2008, 5.125%, 12/01/27
2,500	Total Puerto Rico			2,429,200
	South Carolina – 2.2%
7,500	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	12/26 at 100.00	A+	7,891,500
	Federally Taxable Build America Series 2016B, 5.000%, 12/01/46 (UB) (4)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	921,450
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	169,703
1,155	Total Tennessee			1,091,153
	Texas – 2.5%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership	6/21 at 100.00	BB	79,050
	Prep School, Series 2016A, 5.000%, 6/15/46
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	No Opt. Call	N/R	35
	Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (9)
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	152,400
	Project, Series 2012B, 4.750%, 11/01/42
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	7/25 at 100.00	B3	708,683
	Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A,
	5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust	9/21 at 100.00	N/R	2,584,548
	2016-XF2220, 18.566%, 9/01/41, 144A (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden	12/21 at 100.00	N/R	622,500
	Home Inc., Series 2012, 7.250%, 12/15/47 (9)
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	519,191
	Lien Series 2008D, 6.250%, 12/15/26
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	847,017
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds,
	Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	1,332,656
805	5.000%, 12/31/55 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	838,874
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	1,065,800
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
11,700	Total Texas			8,750,754

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.3%
$ 1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	$ 1,023,350
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.8%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School
	Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,080,250
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,905,869
2,760	Total Vermont			2,986,119
	Virginia – 1.2%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	12/18 at 100.00	B–	1,968,220
	Series 2007B1, 5.000%, 6/01/47
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	1,206,086
	Project, Senior Lien Series 2017, 5.000%, 12/31/56 (Alternative Minimum Tax)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,078,054
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
4,165	Total Virginia			4,252,360
	Washington – 4.3%
5,000	Port of Seattle, Washington, Revenue Bonds, Series 2016B, 5.000%, 10/01/31 (Alternative	4/26 at 100.00	AA	5,527,150
	Minimum Tax) (UB) (4)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital,	12/26 at 100.00	Baa2	3,448,352
	Refunding & Improvement Series 2016, 5.000%, 12/01/27
190	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	4/19 at 100.00	N/R	189,979
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	2,098,280
	Center, Series 2011A, 5.375%, 1/01/31
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A+ (5)	2,052,160
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University,	10/19 at 100.00	Baa1 (5)	2,063,620
	Series 2009, 5.625%, 10/01/40 (Pre-refunded 10/01/19)
14,345	Total Washington			15,379,541
	West Virginia – 0.2%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc.,	12/18 at 100.00	N/R	618,263
	Series 2008, 6.500%, 10/01/38
	Wisconsin – 10.4%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%,	2/19 at 102.00	BBB+	3,601,185
	2/01/31, 144A
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School	6/24 at 100.00	N/R	24,378
	Bonds, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter	6/26 at 100.00	N/R	157,223
	Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
$ 69	0.000%, 1/01/46 – ACA Insured, 144A	No Opt. Call	N/R	$ 2,153
68	0.000%, 1/01/47 – ACA Insured, 144A	No Opt. Call	N/R	2,114
68	0.000%, 1/01/48 – ACA Insured, 144A	No Opt. Call	N/R	2,090
67	0.000%, 1/01/49 – ACA Insured, 144A	No Opt. Call	N/R	2,066
67	0.000%, 1/01/50 – ACA Insured, 144A	No Opt. Call	N/R	2,029
73	0.000%, 1/01/51 – ACA Insured, 144A	No Opt. Call	N/R	2,214
1,896	3.750%, 7/01/51 – ACA Insured, 144A	3/28 at 100.00	N/R	1,797,491
72	0.000%, 1/01/52 – ACA Insured, 144A	No Opt. Call	N/R	2,191
71	0.000%, 1/01/53 – ACA Insured, 144A	No Opt. Call	N/R	2,154
71	0.000%, 1/01/54 – ACA Insured, 144A	No Opt. Call	N/R	2,132
70	0.000%, 1/01/55 – ACA Insured, 144A	No Opt. Call	N/R	2,096
69	0.000%, 1/01/56 – ACA Insured, 144A	No Opt. Call	N/R	2,059
68	0.000%, 1/01/57 – ACA Insured, 144A	No Opt. Call	N/R	2,039
67	0.000%, 1/01/58 – ACA Insured, 144A	No Opt. Call	N/R	2,003
67	0.000%, 1/01/59 – ACA Insured, 144A	No Opt. Call	N/R	1,983
67	0.000%, 1/01/60 – ACA Insured, 144A	No Opt. Call	N/R	1,962
66	0.000%, 1/01/61 – ACA Insured, 144A	No Opt. Call	N/R	1,928
65	0.000%, 1/01/62 – ACA Insured, 144A	No Opt. Call	N/R	1,908
64	0.000%, 1/01/63 – ACA Insured, 144A	No Opt. Call	N/R	1,874
64	0.000%, 1/01/64 – ACA Insured, 144A	No Opt. Call	N/R	1,855
63	0.000%, 1/01/65 – ACA Insured, 144A	No Opt. Call	N/R	1,836
62	0.000%, 1/01/66 – ACA Insured, 144A	No Opt. Call	N/R	1,802
808	0.000%, 1/01/67 – ACA Insured, 144A	No Opt. Call	N/R	23,414
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,	12/27 at 100.00	N/R	164,541
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,014,751
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	627,810
	0.000%, 12/15/31
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health,
	Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	10,986,000
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,472,200
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,262,620
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series	6/20 at 100.00	N/R (5)	1,059,330
	2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	511,915
	Inc., Series 2010B, 5.000%, 4/01/30
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community
	Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,290	10.899%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA	1,294,450
1,000	15.899%, 4/01/34, 144A (Pre-refunded 4/01/19) (IF) (4)	4/19 at 100.00	AA (5)	1,064,110
25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc.,	8/25 at 100.00	N/R (5)	28,560
	Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior	8/23 at 100.00	A	1,140,860
	Living Communities, Refunding Series 2013, 5.000%, 8/15/43
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust	5/19 at 100.00	AA (5)	2,808,176
	2016-XL0020, 24.988%, 5/01/36, 144A (Pre-refunded 5/01/19) (IF) (4)
37,287	Total Wisconsin			37,081,502

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds,
	CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
$ 710	6.250%, 7/01/31	7/21 at 100.00	BBB	$ 744,811
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,671,600
2,310	Total Wyoming			2,416,411
$ 461,793	Total Long-Term Investments (cost $432,803,313)			446,924,905
	Floating Rate Obligations – (27.0)%			(95,930,000)
	Other Assets Less Liabilities – 1.2%			4,347,403
	Net Assets – 100%			$ 355,342,308

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Variable rate security. The rate shown is the coupon as of end of the reporting period.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

Year Ended October 31, 2018

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,977,913,638, $235,899,306,
$89,607,686 and $432,803,313, respectively)	$2,070,698,195	$249,999,794	$93,886,174	$446,924,905
Cash	1,439,498	3,848,018	1,706,547	—
Receivable for:
Interest	25,732,398	3,227,304	1,202,751	7,697,322
Investments sold	20,506,571	5,009,840	926,483	3,781,953
Other assets	389,967	4,239	2,956	38,700
Total assets	2,118,766,629	262,089,195	97,724,911	458,442,880
Liabilities
Cash overdraft	—	—	—	5,379,521
Floating rate obligations	49,500,000	9,125,000	—	95,930,000
Payable for:
Dividends	5,763,140	821,672	287,529	1,400,524
Investments purchased	26,818,407	7,348,630	1,943,175	—
Accrued expenses:
Management fees	776,190	124,117	49,506	293,897
Directors/Trustees fees	375,846	525	204	24,771
Other	312,439	57,526	48,260	71,859
Total liabilities	83,546,022	17,477,470	2,328,674	103,100,572
Net assets	$2,035,220,607	$244,611,725	$95,396,237	$355,342,308
Shares outstanding	206,875,449	15,399,134	8,736,332	24,950,068
Net asset value (“NAV”) per share outstanding	$9.84	$15.88	$10.92	$14.24
Net assets consist of:
Shares, $0.01 par value per share	$2,068,754	$153,991	$87,363	$249,501
Paid-in surplus	1,956,383,687	227,923,703	90,294,792	363,265,119
Total distributable earnings	76,768,166	16,534,031	5,014,082	(8,172,312)
Net assets	$2,035,220,607	$244,611,725	$95,396,237	$355,342,308
Authorized shares	350,000,000	Unlimited	200,000,000	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2018

	NUV	NUW	NMI	NEV
Investment Income	$89,799,519	$12,765,213	$4,618,895	$24,013,353
Expenses
Management fees	9,439,873	1,525,978	591,359	3,474,718
Interest expense	687,693	261,194	—	1,465,733
Custodian fees	210,408	34,475	27,504	59,882
Directors/Trustees fees	58,700	7,136	2,727	10,302
Professional fees	87,870	88,631	47,866	48,774
Shareholder reporting expenses	225,057	60,582	45,577	63,684
Shareholder servicing agent fees	387,130	328	7,924	270
Shelf offering expenses	—	—	105,876	—
Stock exchange listing fees	58,424	9,407	7,536	9,176
Investor relations expenses	57,997	7,912	3,486	10,115
Other	105,546	30,434	27,036	56,133
Total expenses	11,318,698	2,026,077	866,891	5,198,787
Net investment income (loss)	78,480,821	10,739,136	3,752,004	18,814,566
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	(1,117,529)	1,480,929	626,362	(814,787)
Change in net unrealized appreciation (depreciation) of investments	(91,610,753)	(15,564,805)	(4,414,017)	(18,566,356)
Net realized and unrealized gain (loss)	(92,728,282)	(14,083,876)	(3,787,655)	(19,381,143)
Net increase (decrease) in net assets from operations	$(14,247,461)	$(3,344,740)	$(35,651)	$(566,577)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NUV		NUW
	Year Ended	Year Ended(1)	Year Ended	Year Ended(1)
	10/31/18	10/31/17	10/31/18	10/31/17
Operations
Net investment income (loss)	$78,480,821	$81,826,781	$10,739,136	$10,937,076
Net realized gain (loss) from Investments	(1,117,529)	13,722,721	1,480,929	3,268,315
Change in net unrealized appreciation (depreciation) of investments	(91,610,753)	(34,810,434)	(15,564,805)	(6,871,435)
Net increase (decrease) in net assets from operations	(14,247,461)	60,739,068	(3,344,740)	7,333,956
Distributions to Shareholders(2)
Dividends(3)	(80,577,992)	(81,136,569)	(13,775,655)	(10,614,955)
Decrease in net assets from distributions to shareholders	(80,577,992)	(81,136,569)	(13,775,655)	(10,614,955)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	5,126,753	11,730,314
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	324,271	437,916
Net increase (decrease) in net assets from capital share transactions	—	—	5,451,024	12,168,230
Net increase (decrease) in net assets	(94,825,453)	(20,397,501)	(11,669,371)	8,887,231
Net assets at the beginning of period	2,130,046,060	2,150,443,561	256,281,096	247,393,865
Net assets at the end of period	$2,035,220,607	$2,130,046,060	$244,611,725	$256,281,096

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended October 31, 2017, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	NMI		NEV
	Year Ended	Year Ended(1)	Year Ended	Year Ended(1)
	10/31/18	10/31/17	10/31/18	10/31/17
Operations
Net investment income (loss)	$3,752,004	$4,016,128	$18,814,566	$20,371,268
Net realized gain (loss) from Investments	626,362	188,720	(814,787)	302,118
Change in net unrealized appreciation (depreciation) of investments	(4,414,017)	(2,134,044)	(18,566,356)	(13,926,077)
Net increase (decrease) in net assets from operations	(35,651)	2,070,804	(566,577)	6,747,309
Distributions to Shareholders(2)
Dividends(3)	(3,961,991)	(4,094,716)	(19,171,632)	(20,501,471)
Decrease in net assets from distributions to shareholders	(3,961,991)	(4,094,716)	(19,171,632)	(20,501,471)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	2,135,825	2,442,544	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	120,057	187,363	—	—
Net increase (decrease) in net assets from capital share transactions	2,255,882	2,629,907	—	—
Net increase (decrease) in net assets	(1,741,760)	605,995	(19,738,209)	(13,754,162)
Net assets at the beginning of period	97,137,997	96,532,002	375,080,517	388,834,679
Net assets at the end of period	$95,396,237	$97,137,997	$355,342,308	$375,080,517

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended October 31, 2017 the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2018

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(566,577)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(119,689,889)
Proceeds from sales and maturities of investments	65,793,689
Proceeds from (Purchases of) short-term investments, net	2,819,594
Amortization (Accretion) of premiums and discounts, net	1,452,546
(Increase) Decrease in:
Receivable for interest	(1,056)
Receivable for investments sold	(2,966,480)
Other assets	(13,379)
Increase (Decrease) in:
Accrued management fees	6,850
Accrued Director/Trustees fees	2,588
Accrued other expenses	(12,956)
Net realized (gain) loss from investments	814,787
Change in net unrealized (appreciation) depreciation of investments	18,566,356
Net cash provided by (used in) operating activities	(33,793,927)
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	5,379,521
Floating rate obligations	47,385,000
Cash distributions paid to shareholders	(19,451,362)
Net cash provided by (used in) financing activities	33,313,159
Net Increase (Decrease) in Cash	(480,768)
Cash at the beginning of period	480,768
Cash at the end of period	$—

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$1,465,733

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net		Shelf	through			Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering		NAV	Price
NUV
Year Ended 10/31:
2018	$10.30	$0.38	$(0.45)	$(0.07)	$(0.39)	$—	$(0.39)	$—	$—		$9.84	$9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—		10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—	*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—		10.20	10.07
2014	9.61	0.43	0.61	1.04	(0.44)	—	(0.44)	—	—		10.21	9.64

NUW
Year Ended 10/31:
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01		15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02		16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03		17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01		17.17	17.22
2014	16.35	0.82	0.92	1.74	(0.81)	(0.09)	(0.90)	—	—		17.19	16.89

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

(0.71)%	(5.55)%	$2,035,221	0.54%	3.76%	20%
3.03	5.48	2,130,046	0.52	3.89	17
5.74	2.91	2,150,444	0.51	3.87	11
3.94	8.86	2,096,508	0.53	4.08	16
11.04	11.54	2,099,099	0.56	4.36	17

(1.31)	(11.54)	244,612	0.80	4.26	30
3.02	5.71	256,281	0.81	4.45	16
4.90	2.99	247,394	0.71	4.38	12
4.56	6.79	228,952	0.72	4.72	6
10.95	17.27	226,855	0.75	4.92	10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2018	0.03%	2018	0.10%
2017	0.01	2017	0.06
2016	0.01	2016	0.03
2015	0.00**	2015	0.02
2014	0.01	2014	0.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NMI
Year Ended 10/31:
2018	$11.38	$0.43	$(0.43)	$—	$(0.46)	$—	$(0.46)	$(0.01)	$0.01	$10.92	$10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01	11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—	11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—	11.47	11.05
2014	10.80	0.50	0.77	1.27	(0.55)	—	(0.55)	—	—	11.52	11.30

NEV
Year Ended 10/31:
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—	14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—	15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05	15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—	15.59	15.38
2014	14.10	0.96	1.59	2.55	(0.96)	—	(0.96)	—	—	15.69	14.91

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(d)

(0.05)%	(8.14)%	$95,396	0.89%		3.87%		17%
2.34	(2.04)	97,138	0.79		4.23		12
5.71	15.22	96,532	0.76		4.33		4
4.08	2.31	95,149	0.74		4.43		10
12.06	17.55	95,464	0.76		4.55		15

(0.17)	(5.93)	355,342	1.42		5.14		15
1.93	2.50	375,081	1.14		5.47		8
6.10	1.85	388,835	1.03		5.44		6
5.68	9.90	328,856	1.05(c	)	5.93(c	)	12
18.67	14.58	330,869	1.08		6.49		5

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2018	—%	2018	0.40%
2017	—	2017	0.17
2016	0.03	2016	0.07
2015	0.01	2015	0.07
2014	0.01	2014	0.09

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Municipal Value Fund, Inc. (NUV)
•	Nuveen AMT-Free Municipal Value Fund (NUW)
•	Nuveen Municipal Income Fund, Inc. (NMI)
•	Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is October 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NUV	NUW	NMI
Outstanding when-issued/delayed delivery purchase commitments	$20,284,598	$7,348,630	$1,042,380

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (“the Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$2,070,066,464	$—		$2,070,066,464
Corporate Bonds**	—	—	631,731	***	631,731
Total	$—	$2,070,066,464	$631,731		$2,070,698,195

NUW
Long-Term Investments:
Municipal Bonds*	$—	$249,999,794	$—	$249,999,794

NMI
Long-Term Investments:
Municipal Bonds*	$—	$93,886,174	$—	$93,886,174

NEV
Long-Term Investments:
Municipal Bonds*	$—	$446,893,392	$31,513	***	$446,924,905

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the

TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$49,500,000	$9,125,000	$—	$95,930,000
Floating rate obligations: externally-deposited Inverse Floaters	—	10,165,000	—	135,940,000
Total	$49,500,000	$19,290,000	$—	$231,870,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$37,131,151	$14,566,096	$—	$77,067,685
Average annual interest rate and fees	1.85%	1.79%	—%	1.90%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

Notes to Financial Statements (continued)
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NEV had outstanding borrowings under such liquidity facilities in the amount of $1,739,130, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under any such facility for NUV, NUW or NMI as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$49,500,000	$9,125,000	$—	$87,930,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	10,165,000	—	133,430,000
Total	$49,500,000	$19,290,000	$—	$221,360,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Share Equity Shelf Programs and Offering Costs
The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUV		NUW		NMI		NEV
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/18	10/31/17*	10/31/18	10/31/17	10/31/18	10/31/17**	10/31/18	10/31/17*
Additional authorized shares	—	19,600,000	1,400,000	1,400,000	800,000	800,000	—	5,200,000
Shares sold	—	—	299,412	685,364	187,400	209,600	—	—
Offering proceeds, net of offering costs	$—	$—	$5,126,753	$11,730,314	$2,135,825	$2,442,544	$—	$—

*	Represents total additional authorized shares for the period November 1, 2016 through February 28, 2017.
**	Represents total additional authorized shares for the period May 17, 2017 through October 31, 2017.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.
Share Transactions
Transactions in shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUW		NMI
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/18	10/31/17	10/31/18	10/31/17
Shares:
Issued to shareholders due to reinvestment of distributions	19,194	25,922	10,654	16,379
Sold through shelf offering	299,412	685,364	187,400	209,600
Weighted average share:
Premium to NAV per shelf offering share sold	2.92%	2.14%	4.54%	3.29%

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$488,672,279	$77,811,934	$16,642,083	$119,689,889
Sales and maturities	429,560,551	83,522,267	16,215,793	65,793,689

Notes to Financial Statements (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,919,942,767	$226,081,571	$89,433,937	$336,030,711
Gross unrealized:
Appreciation	$124,757,777	$16,690,590	$5,021,017	$24,286,300
Depreciation	(23,502,422)	(1,897,319)	(568,780)	(9,320,748)
Net unrealized appreciation (depreciation) of investments	$101,255,355	$14,793,271	$4,452,237	$14,965,552

Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards and nondeductible offering costs resulted in reclassifications among the Funds’ components of net assets as of October 31, 2018, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2018, the Funds’ tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$6,423,887	$687,819	$175,743	$784,795
Undistributed net ordinary income[2]	659,485	339,279	72,049	198,859
Undistributed net long-term capital gains	—	1,576,014	628,561	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2018 and paid on November 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income[3]	$77,578,299	$10,780,837	$3,970,866	$19,174,127
Distributions from net ordinary income[2]	3,310,007	288,792	22,215	284,431
Distributions from net long-term capital gains	—	2,745,797	—	—
2017	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$80,679,082	$10,468,012	$4,077,447	$20,583,806
Distributions from net ordinary income[2]	457,488	103,869	16,631	29,940
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2018 as Exempt Interest Dividends.

As of October 31, 2018, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NUV	NEV
Expiration:
October 31, 2019	$—	$16,146,849
Not subject to expiration:
Short-term	10,121,262	4,386,474
Long-term	15,036,160	2,178,516
Total	$25,157,422	$22,711,839

As of October 31, 2018, the Funds’ tax year end, $2,946,811 of NEV’s capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2018, the complex-level fee rate for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NMI
Purchases	$1,199,286
Sales	2,163,051

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NUW	NMI	NEV
Maximum Outstanding Balance	$16,900,000	$1,472,407	$532,765	$41,700,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NUV	NUW	NMI	NEV
Average daily balance outstanding	$7,700,000	$1,472,407	$532,765	$13,473,667
Average annual interest rate	2.81%	2.56%	2.56%	2.54%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X

(statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of October 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	NUV	NUW	NMI	NEV
UNII at the end of period	$11,538,094	$1,244,145	$213,343	$804,197

Additional Fund Information (unaudited)

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Directors/Trustees effective December 31, 2018.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board,” and each Trustee or Director, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
• Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
• Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
• Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
• Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;
• Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and
• with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
••
Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
••
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trad- ing of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.
The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the third quartile in the one- and three-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Municipal Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and third quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods and second quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and five-year periods and the third quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”)

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Municipal Value Fund, the AMT-Free Municipal Fund and the Municipal Income Fund had net management fees and net expense ratios below their respective peer averages; and the Enhanced Municipal Fund had a net management fee in line with its peer average and a net expense ratio below its peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017);
1959			Director, Fulcrum IT Service LLC (since 2010) and Quality Control
333 W. Wacker Drive	Chairman and	2008	Corporation (since 2012); member: Catalyst Schools of Chicago Board	169
Chicago, IL 6o6o6	Board Member	Class II	(since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; Director, Public Member, American	169
Chicago, IL 6o6o6		Class III	Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the
Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University
1948			of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	169
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance, School
of Business at the University of Connecticut (2003-2006); previously, Senior
Vice President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Director, USA Technologies, Inc.,
333 W. Wacker Drive	Board Member	2016	a provider of solutions and services to facilitate electronic payment	169
Chicago, IL 6o6o6		Class III	transactions (since 2012); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap Wireless
International, Inc., including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications, Inc.
(2000-2003); formerly, President, One Point Services at One Point
Communications (1999-2000); formerly, Vice Chairman of the Board, Diba,
Incorporated (1996-1997); formerly, various executive positions with Zenith
Electronics Corporation (1991-1996).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies
333 W. Wacker Drive	Board Member	2013	for clients; Director of The Curran Center for Catholic American Studies	169
Chicago, IL 6o6o6		Class II	(since 2009) and The President’s Council, Fordham University (since 2010);
formerly, senior external advisor to the financial services practice of Deloitte
Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of
Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
Executive Officer of ABN AMRO N.V. North America, and Global Head of
its Financial Markets Division (2007-2008); prior senior positions held at
ABN AMRO include Corporate Executive Vice President and Head of
Global Markets-the Americas (2006-2007), CEO of Wholesale Banking
North America and Global Head of Foreign Exchange and Futures Markets
(2001-2006), and Regional Commercial Treasurer and Senior Vice President
Trading-North America (1996-2001); formerly, Trustee at St. Edmund
Preparatory School in New York City.

■ WILLIAM J. SCHNEIDER(1)			Chairman of Miller-Valentine Partners, a real estate investment
1944			company; Board Member of WDPR Public Radio station; formerly,
333 W. Wacker Drive	Board Member	1996	Senior Partner and Chief Operating Officer (retired (2004) of	169
Chicago, IL 6o6o6		Class III	Miller-Valentine Group; formerly, Board member, Business Advisory
Council of the Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council; past Chair and Director,
Dayton Development Coalition.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment
1947			for Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	169
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	169
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	169
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults); formerly,
Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of
Mt. Holyoke College.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal Executive
333 W. Wacker Drive	Board Member	2017	Officer (2013-2016), and Senior Vice President and Chief Operating Officer	167
Chicago, IL 6o6o6		Class II	(2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan
Funds Management, Inc. and formerly, One Group Administrative Services)
and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer
Services, Inc.) (1999-2017).
Interested Board Member:

■ MARGO L. COOK(3)(4)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions (since	169
Chicago, IL 6o6o6		Class III	2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive
Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice
President (since 2017) of Nuveen, LLC; President (since August
2017), formerly Co-President (2016- 2017), formerly, Senior Executive
Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since 2017), formerly, Managing Director (2014-2017) of Nuveen	75
Chicago, IL 6o6o6	Officer		Fund Advisors, LLC.

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-
1954			2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President	1998	Managing Director (since 2016) of Nuveen Securities, LLC Managing	169
Chicago, IL 6o6o6	and Controller		Director (since 2016) of Nuveen Alternative Investments, LLC; Certified
Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-
1979			2017), formerly, Vice President (2011-2016) of Nuveen; Managing	169
333 W. Wacker Drive	Vice President	2016	Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.	169
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
				Overseen by
				Officer

Officers of the Funds (continued):

■DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.	75
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.	169
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(2016-2017) and Managing Director and Assistant Secretary (2008-2016);	169
Chicago, IL 6o6o6	Secretary		Senior Managing Director (since 2017) and Assistant Secretary (since 2008)
			of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
			Managing Director (2008-2016); Senior Managing Director (since 2017),
			Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund
			Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing
			Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing
			Director (since 2017), Secretary (since 2016) and Associate General Counsel
			(since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice
			President (2016-2017) and Managing Director and Assistant Secretary (2011-
			2016); Senior Managing Director (since 2017) and Secretary (since 2016) of
			Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-
			2017); Vice President (since 2007) and Secretary (since 2016), formerly,
			Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony
			Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow
			Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
			and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),	75
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-
			2016) of Nuveen, has held various positions with Nuveen since 1991.

■MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,	75
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC;
			formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017) and Assistant Secretary (since 2016) of	169
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.	169
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice
1978	Vice President		President of Morgan Stanley Investment Management, Inc., Assistant
333 W. Wacker Drive	and Assistant	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169
Chicago, IL 6o6o6	Secretary

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General	169
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since	169
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary
and Associate General Counsel of Nuveen Asset Management, LLC (since
2011); Vice President (since 2017), formerly, Managing Director (2003-2017)
and Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management,
LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Mr. Schneider will retire from the Board as of December 31, 2018.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
    EAN-A-1018D 690631-INV-Y-12/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2018	$22,420	$5,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2017	$21,820	$9,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2018	$ 0	$ 0	$ 0	$ 0
October 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$ 13.00 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	4	$123 million
*	Assets are as of October 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NMI SECURITIES AS OF OCTOBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)     Change in the registrant’s independent public accountant. Not applicable.
(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2019

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2019